                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           PARKER DRILLING COMPANY
- - - --------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                              KATHY J. KUCHARSKI
- - - --------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- - - --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- - - --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- - - --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- - - --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- - - --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- - - --------------------------------------------------------------------------------
     (3) Filing party:

- - - --------------------------------------------------------------------------------
     (4) Date filed:

- - - --------------------------------------------------------------------------------


- - - ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                    (LOGO)
                           PARKER DRILLING COMPANY

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                      AND
                                PROXY STATEMENT

                               DECEMBER 14, 1994
                       10:00 A.M., CENTRAL STANDARD TIME

                                PARKER BUILDING
                            EIGHT EAST THIRD STREET
                             TULSA, OKLAHOMA 74103

ROBERT L. PARKER                                            PARKER DRILLING
Chairman                                                        (LOGO)

Dear Stockholders:

     On behalf of your Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders of Parker Drilling Company to be held on Wednesday, December 14, 1994, at 10:00 a.m., in the Parker Building auditorium, Eight East Third Street, Tulsa, Oklahoma 74103.

     Information concerning matters to be considered and acted upon at the meeting is set forth in the accompanying Notice of Annual Meeting and Proxy Statement, which you are urged to read.

     It is important that your shares be represented at the meeting whether or not you plan to attend and regardless of the number of shares you own. Accordingly, please sign, date and mail promptly the enclosed proxy in the return envelope.

     Thank you for your continued support of Parker Drilling Company.

                                   Sincerely,

                                   /s/ ROBERT L. PARKER

                                   ROBERT L. PARKER
                                   Chairman

PARKER BUILDING - EIGHT EAST THIRD STREET - TULSA, OKLAHOMA 74103 - 918/585-8221
                                 - TELEX 163445

                            PARKER DRILLING COMPANY
                                PARKER BUILDING
                            EIGHT EAST THIRD STREET
                             TULSA, OKLAHOMA 74103

                            NOTICE OF ANNUAL MEETING

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Parker Drilling Company, a Delaware corporation (the "Company"), will be held in the Parker Building auditorium, Eight East Third Street, Tulsa, Oklahoma 74103, on Wednesday, December 14, 1994, at 10:00 a.m. (CST) for the following purposes:

     (1) To elect one Director (Class II) to serve a term of three years and until his successor has been duly elected and qualified.

     (2) To consider and vote upon a proposal to approve the Parker Drilling Company 1994 Non-Employee Director Stock Option Plan.

     (3) To consider and vote upon a proposal to approve the Parker Drilling Company 1994 Executive Stock Option Plan.

     (4) To ratify the selection of Coopers & Lybrand, 1400 Mid-Continent Tower, Tulsa, Oklahoma, as independent accountants for the Company for its fiscal year 1995.

     (5) To transact such other business as may properly come before the meeting or at any adjournment(s) thereof.

     Please consult the accompanying Proxy Statement for further information concerning the meeting, election of a director, the stock option proposals and other matters.

     Only stockholders of record at the close of business on October 20, 1994, are entitled to notice of and to vote at the meeting or at any adjournment(s) thereof.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY.

                                            By Order of the Board of Directors,

                                            /s/ KATHY J. KUCHARSKI

                                            KATHY J. KUCHARSKI
                                            Corporate Secretary

Tulsa, Oklahoma
November 4, 1994

                            PARKER DRILLING COMPANY
                                PARKER BUILDING
                            EIGHT EAST THIRD STREET
                             TULSA, OKLAHOMA 74103
                         (PRINCIPAL EXECUTIVE OFFICES)

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               DECEMBER 14, 1994

                                PROXY STATEMENT

GENERAL INFORMATION

     Your proxy is solicited by the Board of Directors of Parker Drilling Company (the "Company"), Parker Building, Eight East Third Street, Tulsa, Oklahoma 74103, for use at the Annual Meeting of Stockholders to be held on Wednesday, December 14, 1994 at 10:00 a.m. (CST) in the Parker Building auditorium, Eight East Third Street, Tulsa, Oklahoma. The proxy statement and accompanying proxy card are being mailed to stockholders on or about November 10, 1994, in order to give all stockholders the opportunity to be present or represented at the meeting. Only if a stockholder is represented by a proxy, or is present, can his or her shares be voted.

VOTING

     In order to conduct business at the annual meeting, a quorum consisting of at least 27,558,782 shares of common stock represented either in person or by proxy will be necessary.

     Shares represented by proxies received by the Board of Directors will be voted at the annual meeting as directed therein by the stockholders. If the proxy card is signed and returned to the Board of Directors without direction, the proxy will be voted for the election of the nominee named thereon as a director and for the approval of each other proposal referred to thereon. A proxy executed in the form enclosed may be revoked by the person signing the same at any time before the authority thereby granted is exercised by giving written notice to the Secretary of the Company at Eight East Third Street, Tulsa, Oklahoma 74103, or by casting a vote at the meeting.

     A plurality of the votes cast is required for the election of the director and a majority of the votes cast is required for the adoption of proposal four. The adoption of proposals two and three requires the affirmative vote of a majority of the shares of common stock present in person or by proxy at the meeting.

     Abstentions and broker non-votes will be considered to be represented at the meeting but will not be deemed to be votes duly cast. As a result, abstentions and broker non-votes will be included for the purpose of determining whether a quorum is present. Broker non-votes will not be included in the tabulation of the voting results on any of the proposals being presented at this meeting. Abstentions will not be included in the tabulation of the voting results on proposals one and four; however, with respect to proposals two and three, abstentions will have the same effect as votes against the proposals.

     The Company will pay the cost of soliciting proxies for the meeting. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in their names. Proxies may be solicited by directors, officers or regular employees of the Company in person or by mail, courier, telephone or facsimile. The Company has retained Kissell-Blake Inc., 25 Broadway, New York, New York 10004, to assist in the solicitation of proxies from brokers and nominees for a fee of approximately $7,000 plus expenses.

     Only holders of the outstanding 55,117,563 shares of common stock, par value $.16 2/3 per share, as of the record date, the close of business on October 20, 1994, will be entitled to vote at the meeting. Each share of common stock is entitled to one vote. The Company has no other voting securities outstanding. The following table sets forth certain information with respect to all persons known by the Company to be the beneficial owners of five percent or more of any class of the Company's voting securities:

                    NAME AND ADDRESS OF        AMOUNT AND NATURE OF    PERCENT
TITLE OF CLASS        BENEFICIAL OWNER         BENEFICIAL OWNERSHIP    OF CLASS
- - - --------------   --------------------------    --------------------    --------
Common stock     FMR Corp.                      5,183,200 shares(1)       9.4%
                 92 Devonshire Street
                 Boston, MA 02109
Common stock     The Equitable Companies        4,696,341 shares(2)      8.52%
                 Incorporated
                 787 Seventh Avenue
                 New York, NY 10019
Common stock     Robert L. Parker               4,012,818 shares(3)      7.28%
                 Eight East Third Street
                 Tulsa, OK 74103
Common stock     Franklin Resources, Inc.       3,265,600 shares(4)      5.92%
                 777 Mariners Island Blvd.
                 San Mateo, CA 94403

- - - ---------------

(1) Information obtained from FMR Corp. states that as of October 10, 1994, FMR Corp. beneficially owned 5,183,200 shares of the common stock of Parker Drilling Company. These shares are all beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., as a result of its serving as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 and serving as investment adviser to certain other funds which are generally offered to limited groups of investors. FMR Corp. has neither shared nor sole voting power with respect to these shares and has sole dispositive power with respect to all 5,183,200 shares.

(2) Based on information obtained from The Equitable Companies Incorporated as of June 30, 1994, 4,696,341 shares were beneficially owned by subsidiaries of The Equitable Companies Incorporated. The Equitable Life Assurance Society of the United States ("Equitable U.S.") and Alliance Capital Management L.P. ("Alliance Capital"), beneficially owned 3,420,000 shares and 1,276,300 shares respectively, and Equitable U.S. had sole voting power, and sole dispositive power with respect to all 3,420,000 shares, and Alliance Capital had sole voting power with respect to 1,214,000 shares and sole dispositive power with respect to 1,276,300 shares. Additionally, another subsidiary of The Equitable Companies, Donaldson, Lufkin & Jenrette Securities Corporation, had sole voting and dispositive power with respect to 41 shares.

(3) This number of shares includes 3,911,436 shares held by the Robert L. Parker Trust over which Mr. Parker has sole voting control and shared dispositive power; 67,200 shares held by Mr. Parker's spouse as to which shares Mr. Parker disclaims any beneficial ownership and 34,182 shares over which Mr. Parker has sole voting and dispositive power.

(4) Franklin Resources, Inc. ("Franklin") is a registered investment adviser under the Investment Advisers Act of 1940. Information obtained from Franklin as of September 30, 1994, states that Franklin had sole power to vote 1,373,700 shares, shared power to vote 1,891,900 shares and shared dispositive power over all 3,265,600 shares.

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

     The Board is divided into three classes of directors. At each Annual Meeting of Stockholders, members of one of the classes, on a rotating basis, are elected for a term expiring at the third succeeding Annual Meeting of Stockholders and the due election and qualification of their successors. The Class I and Class III Directors will serve until the Annual Meeting of Stockholders of 1996 and 1995, respectively, or until their successors are elected.

     One Class II Director, Dr. Eugene L. Swearingen, who has served as a director for 25 years, will retire as a director of the Company effective as of the Annual Meeting and will not be standing for re-election. The Company would like to take this opportunity to express its appreciation to Dr. Swearingen for his many years of distinguished service. The Board, pursuant to the Bylaws, will reduce the number of Board members from seven to six members effective the date of the 1994 Annual Meeting.

     The one director comprising Class II has been nominated for election at the meeting for the term expiring at the 1997 Annual Meeting of Stockholders and the due election and qualification of his successor. The person unanimously approved by the Board as a nominee for election is Dr. Earnest F. Gloyna, who is currently serving as a director and was previously elected by the stockholders. Dr. Gloyna has advised the Company of his willingness to serve if elected.

     In the event that any vacancy shall occur by reason of the death or other unanticipated occurrence of the nominee for election as a director by the stockholders, as set forth above, the persons named as proxies on the enclosed proxy card have advised the Board of Directors that it is their intention to vote such proxy for such substitute nominee as may be proposed by the Board of Directors or vote to allow the vacancy created thereby to remain open until filled by the Board. The enclosed proxy card can be voted only for the person who is a nominee for director, or for any substituted nominee that may be proposed by the Board of Directors, and cannot be voted for any additional nominees who may be proposed by a stockholder at the meeting.

     The name, age and principal occupation of the nominee for election as a director and each of the other directors whose term of office will continue after the meeting are set forth below. Unless otherwise indicated, such persons have held their respective principal occupations stated therein for more than five years. Also included for each director is the year in which he first became a director of the Company, his positions and offices with the Company, other directorships and certain other biographical information.

                   NOMINEE FOR DIRECTOR -- FOR TERM OF OFFICE
              EXPIRING AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS

Earnest F. Gloyna            Dr. Gloyna is presently a chaired professor in Environmental
Age 73                       Engineering at The University of Texas at Austin. He served as dean, College of Engineering, from April 1970 to August 1987. He is also a consultant in environmental engineering through
                             Earnest F. Gloyna Enterprises, and is president of Gloyna
                             Properties, Inc. Dr. Gloyna serves as a member of the board of trustees of Southwest Research Institute, a nonprofit research institute that does contract research work for government and industry.

                             Director since 1978 -- Class II

                  CONTINUING DIRECTORS -- WITH TERMS OF OFFICE
              EXPIRING AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS

David L. Fist                 Mr. Fist is a member of the law firm of Rosenstein, Fist &
Age 63                        Ringold, Tulsa, Oklahoma, having been associated with the firm since 1955. He serves as a director of Peoples State Bank and
                              Alliance Business Investment Company, a federally licensed small business investment company.

                              Director since 1986 -- Class I

James W. Linn                 Mr. Linn is executive vice president and chief operating
Age 48                        officer of the Company and has general charge of the Company's business affairs and its officers. He joined the Company in
                              1973 in the Company's international department. He then served in the Company's domestic operations, being named northern U.S.
                              district manager in 1976. He was elected vice president of U.S.
                              and Canada operations in 1979, was promoted to senior vice president in September 1981 and was elected to his present position in December 1991.

                              Director since 1986 -- Class I

R. Rudolph Reinfrank          Since May 1993, Mr. Reinfrank has been managing director of the
Age 39                        Davis Companies, the holding company for the Marvin Davis
                              family. Mr. Reinfrank also serves as a managing general partner of Davis Reinfrank Company. The Davis Companies and Davis
                              Reinfrank Company are engaged primarily in the acquisition of companies and the making of investments. From January 1, 1988 through June 30, 1993, Mr. Reinfrank was executive vice
                              president of Shamrock Holdings, Inc. ("Shamrock"), the holding company for the Roy E. Disney family. From January 1990 through
                              December 1992, Mr. Reinfrank also served as managing director of Trefoil Investors, Inc. ("TII") and Shamrock Capital
                              Advisors, Inc. ("SCA"), the general partner and management services company respectively, for Trefoil Capital Investors,
                              L.P. Mr. Reinfrank is also a consultant to SCA and a
                              shareholder in TII. Mr. Reinfrank is a director of Enterra
                              Corporation, an international provider of services and
                              specialized equipment to the oil and gas industry.

                              Director since March 1993 -- Class I

                  CONTINUING DIRECTORS -- WITH TERMS OF OFFICE
              EXPIRING AT THE 1995 ANNUAL MEETING OF STOCKHOLDERS

Robert L. Parker              Mr. Parker, Chairman of the Board, served as president of the
Age 71                        Company from 1954 until October 1977 when he was elected
                              chairman and chief executive officer. Since December 1991 he has retained the position of chairman. He also serves on the board of directors of MAPCO, Inc., a diversified energy
                              company; Enterra Corporation, an international provider of services and specialized equipment to the oil and gas industry;
                              Clayton Williams Energy, Inc., a company engaged in exploration and production of oil and natural gas; and BOK Financial
                              Corporation, a bank holding company organized under the laws of the State of Oklahoma. He is the father of Robert L. Parker Jr.

                              Director since 1954 -- Class III

Robert L. Parker Jr.          Mr. Parker Jr., chief executive officer, joined the Company in
Age 45                        1973 and was elected president and chief operating officer in
                              1977 and chief executive officer in December 1991. He
                              previously was elected a vice president in 1973 and executive vice president in 1976. He currently serves on the board of directors of Alaska Air Group, Inc., the holding company for
                              Alaska Airlines and Horizon Air Industries; and Grant
                              Geophysical, Inc., a 3-D seismic company. He is the son of
                              Robert L. Parker.

                              Director since 1973 -- Class III

           COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information concerning beneficial ownership of the Company's common stock as of October 20, 1994, by each director of the Company, by each of the Company's Named Executive Officers (as defined under the caption "Executive Compensation" on page 8) and by all directors and executive officers as a group.

                                                                            COMMON STOCK
                                                                       BENEFICIALLY OWNED(1)
                                                                   ------------------------------
                             NAME OF                               NUMBER OF           PERCENT OF
                        BENEFICIAL OWNER                            SHARES               CLASS
- - - -----------------------------------------------------------------  ---------           ----------
James J. Davis...................................................     63,010(2)              *
David L. Fist....................................................        600                 *
Earnest F. Gloyna................................................      9,800(3)              *
James W. Linn....................................................    185,697(4)
Ronnie R. McKenzie...............................................    215,604(5)              *
Robert L. Parker.................................................  4,012,818(6)           7.28%
Robert L. Parker Jr..............................................    175,136(7)
R. Rudolph Reinfrank.............................................      4,000                 *
Eugene L. Swearingen.............................................      7,000(8)              *
All Directors and all Executive Officers as a group (15
  persons).......................................................  5,052,718              9.17%

- - - ---------------

  * Less than one percent

(1) Unless otherwise indicated, all shares are directly held with sole voting and investment power.

(2) Includes 12,000 unvested shares granted pursuant to the Company's 1991 Stock Grant Plan for which Mr. Davis has voting control only and 22,000 shares held by Mr. Davis' spouse in a trust over which she is trustee.

(3) Includes 2,000 shares held in trust by Dr. Gloyna's spouse, as to which Dr. Gloyna disclaims beneficial ownership.

(4) Includes 30,000 unvested shares granted pursuant to the Company's 1991 Stock Grant Plan over which Mr. Linn has voting control only and 600 shares owned by Mr. Linn's minor son.

(5) Includes 20,000 unvested shares granted pursuant to the Company's 1991 Stock Grant Plan over which Mr. McKenzie has voting control only.

(6) Includes 67,200 shares owned by Mr. Parker's spouse, as to which shares Mr. Parker disclaims any beneficial ownership and has no voting control. In addition, includes 3,911,436 shares held by the Robert L. Parker Trust, over which Mr. Parker has sole voting control and shared dispositive power.

(7) Includes 5,760 shares held as trustee for Mr. Parker Jr.'s nieces, as to which he disclaims any beneficial ownership. Also includes 40,000 unvested shares granted pursuant to the Company's 1991 Stock Grant Plan over which Mr. Parker Jr. has voting control only.

(8) Includes 2,000 shares owned by Dr. Swearingen's spouse, as to which shares Dr. Swearingen disclaims any beneficial ownership and has no voting or dispositive control.

               MEETINGS, COMMITTEES AND COMPENSATION OF THE BOARD

     The full Board of Directors met seven times during fiscal year 1994. The committees of the Board consist of an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee. During fiscal year 1994, each director attended at least 75% of the meetings of the Board and committees of the Board on which he served.

     The Audit Committee was comprised of Messrs. Gloyna and Fist. In fiscal year 1994, the Audit Committee met once for the purpose of reviewing the internal and external audit policies and procedures; reviewing and discussing with the independent auditors the scope and results of their audit; reviewing and discussing with the internal auditors the results of their examinations and future plans, and inquiring into financial, legal and other matters.

     The Compensation Committee was comprised of Messrs. Fist and Swearingen. During fiscal year 1994, the Compensation Committee met twice for the purpose of reviewing overall compensation and employee benefit practices and programs.

     The Company compensated all directors at a rate of $2,000 for board meetings attended during fiscal year 1994 and awarded each of the directors $500 as a holiday bonus. In addition, committee members received $1,000 for each meeting attended. Directors who are not full-time employees of the Company receive an annual retainer of $7,000 per year. Compensation for employed directors is included in the salary column of the Summary Compensation Table herein. Subject to stockholder approval of the Parker Drilling Company Non-Employee Director Stock Option Plan ("Director Plan"), on January 3, 1995, each non-employee director will be issued an option to purchase 5,000 shares of common stock at a purchase price equal to the fair market value per share of the common stock on such date. For additional information regarding compensation pursuant to the Director Plan, see "Proposal 2 -- Approval of the Parker Drilling Company 1994 Non-Employee Director Stock Option Plan."

                               EXECUTIVE OFFICERS

     Officers are elected each year by the Board of Directors following the Annual Meeting for a term of one year and until the election and qualification of their successors. The current executive officers of the Company and their ages, positions with the Company and business experience are presented below:

     (1) Robert L. Parker, 71, chairman, joined Parker Drilling Company in 1944 and was elected a vice president of the Company in 1950. He was elected president in 1954 and elected chairman and chief executive officer in October 1977. Since December 1991 he has retained the position of chairman.

     (2) Robert L. Parker Jr., 45, president and chief executive officer, joined the Company in 1973 as a contract representative and was named manager of U.S. operations later in 1973. He was elected a vice president in 1973, executive vice president in 1976 and was named president and chief operating officer in October 1977. In December 1991, he was elected chief executive officer.

     (3) James W. Linn, 48, executive vice president and chief operating officer, joined Parker Drilling in 1973. He has general charge of the Company's business affairs and its officers. Mr. Linn first served in Parker Drilling's international division and in 1976 was named northern U.S. district manager prior to being elected vice president of U.S. and Canada operations in 1979. He was named a senior vice president in September 1981 and was elected to his current position in December 1991.

     (4) James J. Davis, 48, vice president of finance and chief financial officer, joined Parker in November 1991. From 1986 through 1991, Mr. Davis was vice president and treasurer of MAPCO Inc. MAPCO Inc. is a diversified energy company with interests in coal production and marketing, natural gas liquids production, marketing and transportation, oil refining and retail motor fuel marketing.

     (5) Randy L. Ellis, 42, was elected corporate controller in June 1991. He joined Parker in 1979 as general accounting supervisor and was named manager of general accounting in May 1983.

     (6) I. E. Hendrix Jr., 50, vice president and treasurer, joined Parker Drilling in 1976 as manager of the Company's treasury department and was elected treasurer in 1978. Mr. Hendrix was elected vice president of Parker Drilling Company in April 1983. He serves as a member of the Board of Directors of American Performance Mutual Fund.

     (7) Kenneth R. Hoit, 57, vice president, planning and accounting, joined Parker Drilling Company in 1973. He served as financial analyst and manager of budgets and analysis prior to being elected a vice president in April 1983. In June 1991, Mr. Hoit was given additional management responsibilities over corporate accounting and information systems departments.

     (8) Ronnie R. McKenzie, 57, vice president, international operations, joined Parker Drilling Company in 1962. He has held management responsibilities throughout the Company's South America operations and has directed its Asia Pacific division. Mr. McKenzie was western hemisphere division manager before being elected vice president, western hemisphere operations, in 1979. In July 1986, he was elected vice president, international operations.

     (9) William W. Pritchard, 43, vice president and general counsel, joined Parker in 1976. He held positions in the Company's international and domestic operating divisions before being named corporate counsel in 1977. He was promoted to assistant vice president and general counsel in 1980, elected a vice president in October 1984 and was elected assistant secretary of the Company and secretary to the Board of Directors in September 1986.

    (10) Leslie D. Rosencutter, 39, was elected vice president, administration, in December 1989, and has responsibility for the public relations and human resources departments. She previously had been named assistant vice president, administration in 1987. She joined Parker in 1974 as secretary to the controller and later was secretary to the Robert L. Parker Trust. She has served as executive secretary and administrative assistant to the chairman prior to being elected an officer.

    (11) Thomas L. Wingerter, 41, vice president, North American operations, joined Parker in 1979. In 1983 he was named contracts manager for the Rocky Mountain division. He was promoted to Rocky Mountain division manager in 1984, a position he held until September 1991 when he was elected a vice president.

                     OTHER PARKER DRILLING COMPANY OFFICERS

     (1) John R. Barrios, 55, vice president, drilling engineering services, was elected an officer in September 1992, after serving as an outside consultant for the Company for three years. From 1970 through 1992, Mr. Barrios served as chairman, chief executive officer and an engineer for Falcon Engineering Company.

     (2) Phillip M. Burch, 43, was elected assistant treasurer in April 1983. He joined Parker in 1981 as a treasury analyst and currently is responsible for domestic and international cash management and corporate investments. In July 1992, he assumed additional responsibilities for risk management.

     (3) T. Shelby Frink, 57, serves as vice president, international business development, having joined the Company in 1956. He has served in various operating and management positions in the Company's international divisions. He became western hemisphere operations manager in 1975 and was named eastern hemisphere operations manager in 1978. In September 1981, he was elected vice president, drilling operations, and became vice president eastern hemisphere operations in July 1986. He assumed his present position in February 1993.

     (4) Kathy J. Kucharski, 46, was elected corporate secretary in December 1985. She joined the Company in 1980 as an attorney in the legal department and presently serves in that capacity with responsibility for securities and employment law. She is a director of the American Society of Corporate Secretaries.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation for services rendered in all capacities to the Company by the chief executive officer and the four next most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") for each of the three fiscal years ended August 31, 1994, 1993 and 1992.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM
                                                                        COMPENSATION
                                                                           AWARDS
                       ANNUAL COMPENSATION                             --------------
- - - ------------------------------------------------------------------       RESTRICTED
          NAME AND                                                         STOCK               ALL OTHER
     PRINCIPAL POSITION         YEAR     SALARY($)(1)     BONUS($)     AWARD(S)($)(2)     COMPENSATION($)(3)*
- - - ----------------------------    ----     ------------     --------     --------------     -------------------
Robert L. Parker Jr.            1994       $474,500       $80,000                --             $17,815(4)
President and Chief             1993       $459,833       $60,000                --             $ 9,159
  Executive Officer             1992       $403,833       $60,000        $1,000,000                  --

Robert L. Parker                1994       $474,500            --                --             $26,417(5)
Chairman                        1993       $484,833            --                --             $43,152
                                1992       $495,500            --                --                  --

James W. Linn                   1994       $256,500       $45,000                --             $13,659(6)
Executive Vice President        1993       $243,500       $45,000                --             $ 8,041
  and Chief Operating           1992       $219,167       $45,000        $  750,000                  --
  Officer

James J. Davis(7)               1994       $180,000       $40,000                --             $ 6,639(8)
Vice President-Finance          1993       $167,333       $40,000                --             $ 8,716
  and Chief Financial           1992       $129,208       $40,000        $  300,000                  --
  Officer

Ronnie R. McKenzie              1994       $175,134       $30,000                --             $ 8,761(9)
Vice President-International    1993       $169,800       $30,000                --             $17,670
  Operations                    1992       $165,800       $30,000        $  500,000                  --

- - - ---------------

 (1) For each of the employed directors, includes director's fees of $12,500, $14,500 and $8,500 for fiscal years 1994, 1993 and 1992, respectively.

 (2) Under the Company's 1991 Stock Grant Plan, Messrs. Parker Jr., Linn, Davis and McKenzie received a total grant of 200,000, 150,000, 60,000 and 100,000 shares, respectively. The shares vest on a schedule of 35% on August 30, 1992; 30% on August 30, 1993; 15% on August 30, 1994, 20% on December 1,
     1994 for Mr. McKenzie and 20% on January 2, 1995 for Messrs. Parker, Jr., Linn and Davis. The Company is required to use the closing price of its Common Stock on the date of grant (i.e. $5.00 on February 7, 1992) in calculating the value of the stock reported in this column. As of August 31, 1994, Messrs. Parker Jr., Linn, Davis and McKenzie held 40,000; 30,000; 12,000; and 20,000 unvested shares, respectively, with the market value thereof on August 31, 1994 being $225,000, $168,750, $67,500 and $112,500, respectively. Dividends are payable on these shares if and to the extent dividends are paid on the Company's common stock generally.

 (3) In accordance with applicable rules of the Securities & Exchange Commission, All Other Compensation is provided for fiscal years 1994 and 1993 only.

 (4) Mr. Parker Jr.'s All Other Compensation for 1994 is comprised of Company matching contributions to its 401(k) plan of $17,365 (which includes a retroactive match adjustment) and a benefit of $450 for a Company paid premium for a split dollar life insurance policy.

 (5) Mr. Parker's All Other Compensation for 1994 is comprised of Company matching contributions to its 401(k) plan of $17,365 (which includes a retroactive match adjustment) and a benefit of $4,005 for a Company paid premium for a split dollar life insurance plan. Also included in this column is a benefit of

     $5,047 for a Company-paid premium for a third-party split dollar life insurance policy. See caption "Certain Relationships and Related Transactions" on page 20.

 (6) Mr. Linn's All Other Compensation for 1994 is comprised of Company matching contributions to its 401(k) plan of $13,350 (which includes a retroactive match adjustment) and a benefit of $309 for a Company paid premium for a split dollar life insurance policy.

 (7) Mr. Davis was hired by the Company November 18, 1991.

 (8) Mr. Davis' All Other Compensation for 1994 is comprised of Company matching contributions to its 401(k) plan of $6,330 (which includes a retroactive match adjustment) and a benefit of $309 for a Company paid premium life for a split dollar insurance policy.

 (9) Mr. McKenzie's All Other Compensation for 1994 is comprised of Company matching contributions to its 401(k) plan of $8,143 (which includes a retroactive match adjustment) and a benefit of $618 for a Company paid premium for a split dollar life insurance policy.

   * The Company has changed its method of reporting the split-dollar premiums for the Named Executive Officers in fiscal year 1994, from the full dollar value of the premium paid to the current dollar value of the benefit to the officer of the premiums paid by the Company, to be consistent with its method of reporting the third-party split dollar life insurance policy purchased in fiscal year 1994. The Company believes this is the appropriate way to report this third-party policy because the Company will be reimbursed for all premiums paid by it for this policy. See discussion under the caption "Certain Relationships and Related Transactions."

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     During fiscal year 1994 the Compensation Committee of the Board of Directors was comprised of two outside directors, Mr. Fist and Dr. Swearingen. The Committee met twice during the year to establish, review and recommend the compensation policies and programs for officers and key employees.

COMPENSATION GUIDELINES

     The Committee has established guidelines to attract, motivate and retain a talented executive team, whose performance is essential to the long-term maximization of the value of the stockholders' investments. In pursuit of this objective, the Committee has set forth the following guidelines:

     (1) Attract and retain talented executive officers who have the ability to manage the Company and maintain its competitive nature. In this regard the Committee recommends base compensation that is comparable to those of peer companies.

     (2) Enhance cash compensation commensurate to the executive officer's individual contributions, level of responsibility and results in improving stockholder value.

     (3) Reward executive officers for exceptional performance with regard to the business performance of the Company.

     (4) Provide stock grants and/or stock options to motivate executive officers toward effective long-term management of the Company's operations by maximizing stockholder value.

     No specific formulas were used in determining executive officer compensation. The Committee first reviewed the compensation tables of three peer companies; Nabors Industries, Noble Drilling Corporation and Helmerich & Payne, Inc. These three companies were chosen because they have land drilling operations most similar to the Company with respect to equipment, areas of operation and customer base. The Committee compared the Company's cumulative stockholder returns to those of the three peer companies, as well as to the indices on the Company's performance graph. The Compensation Committee then reviewed the total cash compensation of executive officers individually, and as a group, in regard to the Company's financial performance and to the total cash and stock based compensation of the executive officers of the three peer companies. In addition, each executive officer's performance was reviewed by his or her immediate supervisor and that information was considered by the Committee. Finally, the Committee made recommendations to increase the base salaries of four of the Named Executive Officers of the Company in order to be more comparable to their counterparts at the peer companies which had similar financial performance and to reflect their individual contributions to the business. Mr. Parker Sr. received no bonus and his salary was reduced at his request in order to lower the increase in corporate general and administrative expenses resulting from the aforementioned salary increases.

     Executive compensation consists of both cash and stock, and over the past several years the Committee has recommended the utilization of stock as an incentive to promote strong long-term individual performance and to conserve the Company's cash. During fiscal year 1994, there were no new grants of stock made to the executive officers because there were shares still vesting from the February 1992 grant. Additionally, the Committee considered other types of stock based compensation programs and recommended to the full Board of Directors a stock option plan for executives. The Board approved the adoption of the Parker Drilling Company 1994 Executive Stock Option Plan, subject to stockholder approval. See Proposal Three "Approval of the Parker Drilling Company 1994 Executive Stock Option Plan" on page 15. The Committee believes that compensation in the form of stock based compensation further aligns the economic interests of the Company's executives with the economic interests of the Company's stockholders.

CHIEF EXECUTIVE OFFICER

     In December 1992, Mr. Robert L. Parker Jr. was elected chief executive officer of the Company by the Board of Directors. The Committee reviewed Mr. Parker's base salary, bonuses and participation in the 1991 Stock Grant Plan for fiscal years 1992, 1993 and 1994 and compared those remuneration figures with the total annual cash and equity compensation figures for the chief executive officers of the three peer companies. Mr. Parker's compensation was comparable to two of the three chief executive officers in the peer group and was substantially below the third chief executive officer in the peer group. In addition, the Committee reviewed the financial performance and cumulative total return to stockholders of the three peer companies and compared those results to the financial performance and cumulative total return to stockholders of the Company. Through this analysis, the Committee determined that the Company performed most similarly to the performance of the companies whose chief executive officers had a comparable compensation package to that of Mr. Parker's. Additionally, the Committee discussed Mr. Parker's personal performance over the past 12 months including new business developments and strategic planning, as well as his continued excellent reputation in the drilling industry. Based on their subjective evaluation of these factors, the Committee recommended a 6.7 percent increase in Mr. Parker's total cash compensation, which the Board of Directors unanimously approved.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code imposes, for 1994 and future years, a limitation on the deductibility of certain executive officer compensation in excess of $1,000,000 subject to certain performance related exceptions. The Compensation Committee has not yet adopted a formal policy with respect to qualifying compensation paid to its executive officers for an exemption from the limitation on deductibility imposed by Section 162(m) of the Internal Revenue Code. The Committee anticipates that all compensation paid to its executive officers during 1994 will qualify for deductibility because no executive's compensation is expected to exceed the dollar limitations of such provision and the Committee expects that if the stockholders approve the 1994 Executive Stock Option Plan, that all stock options and SAR's awarded under the Plan would qualify for deductibility.

                                            THE COMPENSATION COMMITTEE

                                            Mr. David L. Fist, Chairman
                                            Dr. Eugene L. Swearingen

PERFORMANCE GRAPH

     The following performance graph compares cumulative total stockholder returns on the Company's common stock compared to the Standard and Poor's 500 Index and the Standard and Poor's Oil & Gas Drilling Index calculated at the end of each fiscal year, August 31, 1990 through August 31, 1994. The graph assumes $100 was invested on August 31, 1989, in the Company's Common Stock and in each of the referenced indices and assumes reinvestment of dividends.

                                   (GRAPH)

                                  Parker                      S&P Oil & Gas
      Measurement Period         Drilling        S&P 500        Drilling
    (Fiscal Year Covered)        Company          Index           Index
    ---------------------        --------        -------      -------------
            1989                   100             100             100
            1990                   121              92             123
            1991                    98             113              90
            1992                    79             118              79
            1993                    94             132             115
            1994                    71             135              84

SEVERANCE COMPENSATION AND CONSULTING AGREEMENTS

     Each officer named in the Summary Compensation Table and ten additional officers of the Company entered into Severance Compensation and Consulting Agreements (the "Agreements") with the Company. Robert L. Parker, Robert L. Parker Jr., James W. Linn and Ronnie R. McKenzie entered into an Agreement in 1988 and James J. Davis entered into an Agreement in 1992. Each Agreement has an initial ten year term but continues into effect two years beyond the original termination date of the Agreement if a change in control has occurred prior to such date of termination. After the original ten year term, each Agreement is automatically extended for one year terms unless the officer formally terminates it.

     A change in control shall be deemed to have occurred if (a) a consolidation or merger of the Company occurs in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property (other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, sale, lease, exchange or other transfer), (b) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company, (c) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Company or any employee benefit plan sponsored by the Company, shall become the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing a greater percentage of the Company's common stock than the aggregate percentage held or controlled by Robert L. Parker, his son Robert L. Parker Jr. and the Robert L. Parker Trust, having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, or (d) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

     After a change in control, if an officer is terminated other than for cause or resigns for good reason, each Agreement provides for a lump sum payment of three times the annual cash compensation, a one year consulting agreement at the officer's annual cash compensation and extended life and health benefits for four years.

     Cause is defined in each of the Agreements to include the officer's willful and continued failure substantially to perform his duties with the Company after a written demand for substantial performance is delivered to the officer by the Company's Board of Directors which specifically identifies the manner in which such Board of Directors believes that the officer has not substantially performed his duties, or the officer's willful engagement in conduct materially and demonstrably injurious to the Company.

     Good reason, as defined in each of the Agreements includes the assignment of duties inconsistent with, or any diminution of the officer's position, duties, titles, offices, responsibilities and status with the Company immediately prior to a change in control of the Company; a reduction by the Company in the officer's base salary; any failure by the Company to continue in effect any benefit plan, incentive or bonus plan or stock plans in which the officer is participating at the time of a change in control; a relocation of the executive offices or the officer's required relocation; a substantial increase in business travel requirements; retirement at age 65; any material breach by the Company of any provision of the Agreement; any failure by the Company to obtain the assumption of the Agreement by any successor or assign of the Company; or any purported termination of the officer's employment which is not effected pursuant to the Agreement.

     According to information obtained as of September 30, 1991 from FMR Corp. (formerly Templeton, Galbraith & Hansberger Ltd.), an investment adviser registered under the Investment Advisers Act of 1940, it held 4,567,100 shares of the Company's common stock. Because this ownership of shares fell within the definition of a change in control under the Agreements, the benefits under the Agreements remain in effect until September 30, 1995 for terminations by the Company other than for cause. As of March 31, 1993, FMR Corp. had acquired 4,383,000 shares of Parker common stock which number of shares also falls within the definition of a change in control under the Agreements. This extends the benefits under the Agreements until March 31, 1995 if an officer resigns for good reason and until March 31, 1997 for all other terminations as set forth in the Agreements. As of June 30, 1994, The Equitable Companies Incorporated through its subsidiaries had acquired 4,696,341 shares of the Company's common stock which also falls within the definition of a change in control. This acquisition extends the benefits under each of the Agreements until June 30, 1996 if an officer resigns for good reason and until June 30, 1998 for all other terminations as set forth in the Agreements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. David L. Fist, a director of the Company and chairman of the Compensation Committee, is a lawyer with Rosenstein, Fist & Ringold, Tulsa, Oklahoma, a professional legal services corporation, which provides legal services for the Company. The fees paid by the Company to this firm constituted less than 5% of the firm's gross revenues during the latest fiscal year.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's officers and directors and persons who own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during 1994 all Section 16 filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with by such persons.

             PROPOSAL 2 -- APPROVAL OF THE PARKER DRILLING COMPANY NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN ("DIRECTOR PLAN")

     Subject to the approval of the Company's stockholders, the Board of Directors approved the adoption of the Director Plan effective as of the date of stockholder approval. The approval of the Director Plan by stockholders is sought to qualify the Director Plan under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), and thereby render certain transactions under the Director Plan exempt from certain provisions of Section 16 of the Exchange Act.

     The Director Plan provides for the grant of options to acquire shares of the Company's common stock to the non-employee directors of the Company. The Board of Directors believes that the Director Plan will help align the interests of the non-employee directors with the interests of the Company's stockholders. In authorizing the adoption of the Director Plan, the Board of Directors was aware that other companies have adopted equity plans to compensate their non-employee directors, and believes that such a plan is appropriate to compensate and help retain talented non-employee directors. The Board of Directors recommends that the stockholders vote in favor of the Director Plan.

     The following summary of certain features of the Director Plan is qualified in its entirety by reference to the full text of the Director Plan, which is set forth in the attached Exhibit A.

TERMS OF THE DIRECTOR PLAN

     The Director Plan provides for the issuance of options to purchase up to 200,000 shares of common stock (approximately 0.36% of the outstanding common stock), which shares are reserved and available for purchase upon the exercise of such options granted under the Director Plan. Only directors of the Company who are not employees of the Company or any affiliate of the Company are eligible to participate in the Director Plan. There currently are three eligible directors.

     Under the Director Plan, on January 3, 1995, each non-employee director will be granted an option to purchase 5,000 shares of common stock on such date at a purchase price equal to the fair market value per share of the common stock. Thus, each of the Company's three continuing non-employee directors (Messrs. Fist, Gloyna and Reinfrank), will be granted (subject to stockholder approval of the Director Plan) an option on January 3, 1995. Thereafter, on the first trade day of each calendar year following each annual meeting of the Company's stockholders, each person who is then a non-employee director of the Company will be granted the option to purchase 5,000 shares of common stock at a purchase price equal to the fair market value per share of the common stock on such grant date. On October 31, 1994, the closing price of the common stock on the New York Stock Exchange was $6.125 per share.

     No options have been granted under the Director Plan. The table below indicates the options issuable under the Director Plan in fiscal year 1995.

                               NEW PLAN BENEFITS
               PARKER DRILLING COMPANY DIRECTOR STOCK OPTION PLAN

                                                                                NUMBER OF SHARES
                    NAME AND POSITION                        DOLLAR VALUE       UNDERLYING OPTION
- - - ---------------------------------------------------------- -----------------    -----------------
Robert L. Parker Jr.......................................         *                    *
Robert L. Parker..........................................         *                    *
James W. Linn.............................................         *                    *
James J. Davis............................................         *                    *
Ronnie R. McKenzie........................................         *                    *
Executive Group...........................................         *                    *
Non-Executive Officer Director Group...................... Not Determinable           15,000
Non-Executive Officer Employee Group......................         *                    *

- - - ---------------

* Not applicable

     Each option granted under the Director Plan is exercisable for a period of ten years beginning on the date of its grant (the "Option Period"). An option may not be exercised during the first six months after grant, except in the event of the death or disability of the director.

     The option exercise price is payable (i) in cash; (ii) in shares of common stock having a fair market value equal to the exercise price; (iii) by delivery of evidence of indebtedness; (iv) by authorizing the Company to retain shares of common stock having a fair market value equal to the exercise price; (v) by the delivery of cash or credit by a broker as permitted under the Federal Reserve Board's Regulation T (so called "cashless exercise"); or (vi) by any combination of the foregoing.

     Except as provided in an agreement with a participating director or as noted below, options granted under the Director Plan are not transferable except by will or by the laws of descent and distribution, and may be exercised during a director's lifetime only by such director. Upon the death of a director, any option previously granted to such director is exercisable by the legal representative of such director's estate or by the person to whom such option is transferred pursuant to applicable laws of descent and distribution. Notwithstanding the foregoing, if transferability is permitted by and exempt under Rule 16b-3) any Option granted hereunder shall be freely transferable.

     In the event of any stock dividend, stock split, combination, recapitalization, reorganization, liquidation or similar transaction, the Company will appropriately adjust the number of shares available under the Director Plan, the number of shares covered by outstanding options and the exercise prices of such outstanding options to reflect equitably the effects of such change. At the discretion of the Compensation Committee, if any shares of common stock subject to an option are forfeited, an option otherwise expires without issuance or transfer of shares, or shares of common stock issued under the Plan are returned to the Company in connection with the exercise of an option, such shares will again be available for issuance. The Company is obligated to register the shares of common stock issued under the Director Plan.

     Upon the occurrence of a Change in Control (as defined in the Director
Plan), a director holding options granted within six months of the Change of Control shall receive in lieu of such options cash in an amount equal to (i) the excess of the "Change in Control Price" (as defined below) over the exercise price of the options per share of common stock, multiplied by (ii) the number of shares of common stock subject to such options. The "Change in Control Price" is the higher of (i) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed during the 60-day period prior to the Change in Control, or (ii) if the Change in Control is due to a tender offer, merger or other reorganization, the highest price to be paid per share of common stock in such transaction.

     The Director Plan is administered by the Compensation Committee of the Board of Directors ("Committee"). The Committee is authorized to construe the provisions of the Director Plan and to adopt rules and regulations for administering the Director Plan to the extent consistent with Rule 16b-3 under the Exchange Act.

     The Board of Directors may amend the Director Plan, subject to stockholder approval if required by applicable law. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder, nor may an amendment be made in any manner which fails to comply with Rule 16b-3 under the Exchange Act.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

     The following summary of tax consequences is not comprehensive and is based on laws and regulations in effect on October 31, 1994. Such laws and regulations are subject to change.

     A director granted an option under the Director Plan does not recognize taxable income upon grant, and the Company is not entitled to a deduction for Federal income tax purposes upon such grant. Upon exercise of an option, directors generally will be taxed at ordinary income tax rates on the difference between the exercise price of the option and the fair market value of the common stock issued thereunder. In determining the amount of the difference, the fair market value will be determined on the date of exercise. The Company will receive a corresponding deduction for the amount of income recognized by a director upon exercise of an option. Any gain or loss realized upon the subsequent sale of the common stock issued upon exercise of the option (measured by the difference between the fair market value, determined or utilized by the director as described above, and the sale price) will be taxed at either long-term or short-term capital gain (or loss) rates, depending on the selling stockholder's holding period. Such subsequent sale would have no tax consequences for the Company.

           PROPOSAL 3 -- APPROVAL OF THE PARKER DRILLING COMPANY 1994
                  EXECUTIVE STOCK OPTION PLAN ("OPTION PLAN")

     Subject to the approval of the Company's stockholders, the Board of Directors approved the adoption of the Parker Drilling Company 1994 Executive Stock Option Plan (the "Option Plan") effective as of December 14, 1994. The Company has adopted the Option Plan in order to permit the Company to grant options and other equity based awards to selected persons. The Board of Directors believes that the ability of the Company to make such awards will be effective in aligning the interests of the Company's executives with its stockholders and will help motivate and focus the Company's executives in the creation and improvement of stockholder value. The Option Plan is a flexible plan that will provide the Option Plan Committee (defined below) broad discretion to fashion the terms of the awards to provide eligible participants with stock-based incentives as the Option Plan Committee deems appropriate. It will permit the issuance of awards in a variety of forms, including: (i) non-qualified and incentive stock options for the purchase of common stock, (ii) stock appreciation rights ("SARs"), (iii) restricted stock ("Restricted Stock"), and (iv) deferred stock ("Deferred Stock"). Stockholder approval of the Option Plan is sought (i) to qualify the Option Plan pursuant to Rule 16b-3 under the Exchange Act, and thereby render certain transactions under the Option Plan exempt from certain provisions of Section 16 of the Exchange Act, and (ii) qualify the Option Plan under Section 162(m) of the Internal Revenue Code, and thereby allow the Company to deduct for Federal income tax purposes certain stock option and SAR awards to the Named Executive Officers under the Option Plan. The Company has no current intention to award Restricted Stock or Deferred Stock under the Option Plan, but has included them to allow flexibility in the event that the Compensation Committee, in its sole discretion, determines that changes in tax laws or accounting principles make granting Restricted Stock or Deferred Stock appropriate for the Company. The Option Plan complies with and shall be subject to all other applicable provisions of Rule 16b-3 under the Exchange Act. The Board of Directors recommends that the stockholders vote in favor of approval of the Option Plan.

     The following summary of certain features of the Option Plan is qualified in its entirety by reference to the full text of the Option Plan, which is set forth in the attached Exhibit B.

GENERAL

     The persons eligible to participate in the Option Plan shall be officers, employees and consultants of (i) the Company or (ii) any subsidiaries of the Company who shall be in a position, in the opinion of the Option Plan Committee (as hereinafter defined), to contribute to the growth and success of the Company. There currently are 15 eligible officers and 10 eligible employees. The purpose of the Option Plan is to promote the overall financial objectives of the Company and its stockholders by motivating eligible participants to achieve long-term growth of stockholder equity in the Company and to retain the association of these individuals. The Option Plan will be administered by the Compensation Committee of the Board of Directors, unless the Board of Directors establishes a committee whose sole purpose is the administration of the Option Plan (in any case, the "Option Plan Committee"). The Option Plan Committee shall be composed of such number of independent directors as is required for application of Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code.

     The Option Plan provides for the grant of up to 2,400,000 shares of common stock (approximately 4.35% of the outstanding common stock). In the discretion of the Option Plan Committee, shares of common stock subject to an award under the Option Plan that are forfeited, otherwise remain unissued upon termination of an award or are received by the Company in connection with exercise of an award shall become available for additional awards under the Option Plan. In the event of a stock dividend, stock split, recapitalization, sale of substantially all of the assets of the Company, reorganization or other similar event, the Option Plan Committee will adjust the aggregate number of shares of common stock subject to the Option Plan and the number, class and price of such shares subject to outstanding awards to reflect equitably the effects of such change. The Company is obligated to register shares of common stock issued under the Option Plan. On October 31, 1994, the closing price of the common stock was $6.125 per share.

     The Board of Directors or Option Plan Committee may amend, modify or discontinue the Option Plan at any time, except if such amendment (i) impairs the rights of a participant without the participant's consent, or (ii) in any manner would disqualify the Option Plan from the exemption provided by Rule 16b-3 under the Act. Any amendment is subject to stockholder approval, if required by applicable law. Any amendment by the Option Plan Committee is subject to approval of the Board of Directors. The Option Plan Committee may amend the terms of any award granted under the Option Plan, subject to the consent of a participant if such amendment impairs the rights of such participant.

AWARDS UNDER THE OPTION PLAN

     Stock Options. The Option Plan Committee shall determine the number of shares of common stock subject to the options to be granted to each participant. During any calendar year options to purchase no more than 200,000 shares of common stock may be granted to any participant in the Option Plan. The Option Plan Committee may grant non-qualified stock options, incentive stock options or a combination thereof to the participants. Only persons who on the date of the grant are employees of the Company or any subsidiary of the Company may be granted options which qualify as incentive stock options. Options granted under the Option Plan will provide for the purchase of common stock at prices determined by the Option Plan Committee, but in no event less than 50% of the fair market value on the date of grant. When incentive stock options are granted to an individual who owns common stock possessing more than 10% of the combined voting power of all classes of stock of the Company or subsidiary of the Company, the option price shall not be less than 110% of fair market value. No stock option shall be exercisable later than the fifteenth anniversary date of its grant. In the case of an incentive stock option granted to a participant who owns more than 10% of the combined voting power of all classes of stock of the Company or a subsidiary of the Company, such option shall not be exercisable later than the fifth anniversary date of its grant. No incentive stock option shall be granted later than the tenth anniversary date of the adoption of the Option Plan.

     Options granted under the Option Plan shall be exercisable at such times and subject to such terms and conditions as set forth in the Option Plan and as the Option Plan Committee shall determine or provide in an option agreement. Except as otherwise provided in any option agreement, options may only be transferred under the laws of descent and distribution, and all options shall be exercisable during the participant's lifetime only by the participant. Notwithstanding the foregoing, if permitted by and exempt under Rule 16b-3, any option granted under the Plan shall be freely transferable. Options shall be exercisable only by the participant during such participant's lifetime. The option exercise price is payable by the participant (i) in cash, (ii) in shares of common stock having a fair market value equal to the exercise price, (iii) by delivery of evidence of indebtedness, (iv) by authorizing the Company to retain shares of Common Stock having fair market value equal to the exercise price, (v) by delivery of cash or credit by a broker as permitted under the Federal Reserve Board's Regulation T (so called "cashless exercise"), or (vi) by any combination of the foregoing. Upon termination of a participant's employment with the Company due to death, disability or retirement, all of such participant's options shall be fully exercisable for the shorter of their remaining terms or five years after termination of employment, and a disabled participant's subsequent death shall not affect the foregoing. If a participant involuntarily ceases to be an employee of the Company (other than due to death, disability, retirement or as a result of termination for cause), all of such participant's options shall terminate, except that, to the extent such options are then exercisable, such options may be exercised for the shorter of their remaining terms or two years after termination of employment. If a participant voluntarily ceases to be an employee of the Company (other than due to cause), all of his outstanding options shall terminate, except that to the extent such options are then exercisable, such options may be exercised for the shorter of their remaining terms or six months after the termination of employment. If the termination of employment is due to cause, the option shall terminate immediately.

     Upon receipt of a notice from a participant to exercise an option, the Option Plan Committee may elect to cash out all or part of any such option by paying the participant, in cash or shares of common stock, the following amount:
(i) the excess of the fair market value of the common stock subject to the unexercised option over the exercise price of the option, multiplied by (ii) the number of shares for which the option is to be exercised.

     Options granted with an exercise price equal to or in excess of the fair market value of the common stock on the grant date would be fully deductible without regard to the $1,000,000 deduction limit of Section 162(m) of the Internal Revenue Code. Because the Company may grant options at less than 100% of fair market value, options granted to executive officers at less than fair market value may not be fully deductible, if and to the extent the income recognized on the exercise of the options or with respect to other compensation in the same calendar year exceeds $1,000,000.

     Stock Appreciation Rights. An SAR shall entitle a participant to receive common stock, cash or a combination thereof. If granted in conjunction with an option, the exercise of an SAR shall require the cancellation of the corresponding portion of the option, and the exercise of the option shall require the cancellation of the corresponding portion of the SAR. SARs may be granted on or after the corresponding grant of non-qualified stock options, but only at the same time as the corresponding grant of incentive stock options. The Option Plan Committee in its discretion shall determine the number of SARs awarded to a participant, but in no event shall SARs with respect to more than 100,000 shares of common stock be granted to any participant during any calendar year. The Option Plan Committee shall determine the terms and conditions of any SAR. The terms and conditions shall be confirmed in and be subject to an agreement between the Company and the participant. If granted in conjunction with options, the SAR shall be exercisable for and during the same period as the corresponding options. Upon exercise of an SAR, a participant shall receive an amount in cash, shares of common stock or both equal to (i) the excess of the fair market value of the Common Stock over the option price per share (if the SAR is granted in conjunction with an option), multiplied by (ii) the number of shares of common stock subject to the SAR. In the case of an SAR granted on a stand-alone basis, the Option Plan Committee shall determine on the date of grant in its discretion the value to be used in lieu of the option price. In no event shall an SAR granted in tandem with an incentive stock option be exercised unless the fair market value of the common stock at the time of the exercise exceeds the option price. With respect to participants who are subject to
Section 16(b) of the Act (generally officers and directors of the Company), the Option Plan Committee may require that the SARs be exercised in compliance with Rule 16b-3, including the requirement that an SAR not be exercisable within the first six months of its term. The transferability and termination provisions of an SAR are the same as set forth above with respect to stock options.

     SARs awarded with an exercise price equal to or in excess of the fair market value of the common stock on the grant date would be fully deductible without regard to the $1,000,000 deduction limit of Section 162(m) of the Internal Revenue Code. Because the Company may grant SARs at less than 100% of fair market value, SARs granted to executive officers at less than fair market value may not be fully deductible, if and to the extent the income recognized on the exercise of the options or with respect to other compensation in the same calendar year exceeds $1,000,000.

     Restricted Stock. The Option Plan Committee in its discretion shall determine the persons to whom Restricted Stock shall be granted, the number of shares of Restricted Stock to be granted to each participant, the periods for which Restricted Stock is restricted, and any other restrictions to which Restricted Stock is subject. The Option Plan Committee may condition the award of Restricted Stock on such performance goals and other criteria as it may determine. The terms and conditions of the Restricted Stock shall be confirmed in and subject to an agreement between the Company and the participant. During the restriction period, the Option Plan Committee may require that the certificates evidencing the Restricted Stock be held by the Company. During the restriction period, the Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Other than the foregoing restrictions imposed by the Option Plan Committee, the participant shall have all the rights of a holder of common stock. If a participant's employment terminates during the restriction period due to death or disability, the restrictions on the Restricted Stock shall lapse. If a participant's employment shall terminate for any other reason, the remaining Restricted Stock shall be forfeited by the participant to the Company. In general, the income received in connection with a Restricted Stock award will be subject to the $1,000,000 deduction limit of Section 162(m) of the Internal Revenue Code.

     Deferred Stock. The Plan permits the granting of Deferred Stock awards. Such awards are a contractual right to deliver stock in the future. Before delivery, the participant is not a stockholder and has no right to receive dividends, to vote the shares or otherwise receive any right or benefit of share ownership. The Option Plan Committee in its discretion shall determine the persons to whom Deferred Stock shall be granted, the number of shares of Deferred Stock to be granted to each participant, the duration of the period prior to which common stock will be delivered, the conditions under which receipt of the common stock will be deferred, and any other terms and conditions of the granting of the award. The terms and conditions of the Deferred Stock shall be confirmed in and subject to an agreement between the Company and the participant. The Option Plan Committee may condition the award of Deferred Stock on such performance goals and criteria that it may determine. During the deferral period, the Deferred Stock may not be sold, assigned, transferred, pledged or otherwise encumbered. At the expiration of the deferral period, the Option Plan Committee may deliver to the participant common stock, cash equal to the fair market value of such Common Stock or a combination thereof for the shares covered by the Deferred Stock awards. Cash dividends on common stock subject to Deferred Stock awards shall be automatically deferred and reinvested in Deferred Stock, and stock dividends on common stock subject to Deferred Stock awards shall be paid in the form of Deferred Stock. If a participant's employment terminates during the deferral period due to death or disability, the deferral restrictions shall lapse. If a participant's employment terminates for any other reason, the rights to the shares still covered by Deferred Stock awards shall be forfeited by the participant. In general, the income received in connection with a Deferred Stock award will be subject to the $1,000,000 deduction limit of Section 162(m) of the Internal Revenue Code.

CHANGES IN CONTROL

     Upon the occurrence of a Change in Control (as defined in the Option Plan), the following shall occur: (i) all unexercised stock options and SARs shall become immediately exercisable, and (ii) all restrictions on the Restricted Stock and deferral limitations on the Deferred Stock shall lapse. In addition, unless the Option Plan Committee provides otherwise in an option agreement, after the Change in Control a participant shall have the right to surrender all or part of the outstanding awards and receive in cash from the Company the following amount for each award: (i) the excess of the Change in Control Price (as defined below) over the exercise price of the award, multiplied by (ii) the number of shares of Common Stock subject to the award. The "Change in Control Price" is the higher of (i) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed during the 60-day period prior to the Change in Control, or
(ii) if the Change in Control is due to a tender offer, merger or other reorganization, the highest price to be paid per share of Common Stock in such transaction.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

     The following summary of tax consequences with respect to the awards under the Option Plan is not comprehensive and is based upon laws and regulations in effect on October 31, 1994. Such laws and regulations are subject to change.

     Stock Options. There are generally no Federal income tax consequences either to the optionee or to the Company upon the grant of a stock option. On exercise of an incentive stock option the optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. Generally, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On exercise of a non-qualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income and will generally be deductible for tax purposes by the Company. The disposition of shares acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

     Stock Appreciation Rights. Upon the grant of an SAR, the participant will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of an SAR, the consideration paid to the participant upon exercise of the SAR will constitute compensation taxable to the participant as ordinary income. In determining the amount of the consideration paid to the participant upon the exercise of an SAR for common stock, the fair market value of the shares on the date of exercise will be used, except that in the case of a participant subject to the six month short swing profit recovery provision of Section 16(b) of the Exchange Act (generally officers and directors of the Company) ("16(b) Persons"), the fair market value will be determined six months after the date on which the SAR was granted (if such date is later than the exercise date) unless such participant elects to be taxed based on the fair market value at the date of exercise. Any such election (a "Section 83(b) Election") must be made and filed with the Internal Revenue Service within 30 days after exercise in accordance with the regulations under Section 83(b) of the Internal Revenue Code. The Company, in computing its Federal income tax, will be entitled to a deduction in an amount equal to the compensation taxable to the participant.

     Restricted Stock. A participant who is granted Restricted Stock may make a
Section 83(b) Election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares granted shall be taxed as capital gains (or loss) upon a subsequent sale of the shares. However, if the participant does not make a Section 83(b) Election, then the grant shall be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire, except in the case of a 16(b) Person, in which case the fair market value will be determined at the later of (i) six months after the date on which the Restricted Stock was granted or (ii) the date of the expiration of the restrictions. Unless a participant makes a Section 83(b) Election, any dividends paid on stock subject to the restrictions are compensation income to the participant and compensation expense to the Company. The Company is entitled to an income deduction for any compensation income taxed to the participant, subject to the Section 162(m) limitation on the deductibility of non-performance based compensation in excess of $1,000,000 to the Named Officers. Restricted Stock granted under the Option Plan will not qualify as performance based compensation under Section 162(m).

     Deferred Stock. A recipient of an award of Deferred Stock will not recognize taxable income until the applicable deferral period has expired and the recipient is in receipt of the shares subject to the award or an equivalent amount of cash, at which time the recipient will recognize compensation income equal to the full fair market value of the shares on such date or the amount of cash paid to the recipient. The Company, in computing its Federal income tax, will be entitled to a deduction in an amount equal to the compensation taxable to the recipient of an award at the time the deferral period expires, subject to the Section 162(m) limitation on the deductibility of non-performance based compensation in excess of $1,000,000 to the Named Officers. Deferred Stock granted under the Option Plan will not qualify as performance based compensation under Section 162(m).

     In the event any payments or rights accruing to a participant upon a Change in Control, or any other payments awarded under the Option Plan, constitute "parachute payments" under Section 280G of the Code, depending upon the amount of such payments accruing and the other income of the participant from the Company, the participant may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of the actual payment.

1994 AWARDS

     No awards have as yet been granted under the Option Plan. The benefits to be received by participants in the Option Plan are entirely discretionary and therefore are not currently determinable.

             PROPOSAL FOUR -- SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has unanimously selected Coopers & Lybrand as the independent accountants for the Company for its 1995 fiscal year subject to ratification or rejection by the stockholders at the Annual Meeting. A representative of Coopers & Lybrand will attend the forthcoming Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     A wholly owned subsidiary of the Company owns a five-story office building in Tulsa, Oklahoma which currently is leased to third parties. The subsidiary entered into a management agreement with Property Company of America Management, Inc. which provides for exclusive property management and leasing services. A vice president and principal of the management company is the brother-in-law of Robert L. Parker Jr. and son-in-law of Robert L. Parker. During fiscal year 1994, approximately $112,546 was paid to the management company for management and construction fees and leasing commissions.

     An insurance premium totaling $200,225 was paid by the Company during the last fiscal year to maintain a life insurance policy on Robert L. Parker, Chairman of the Company. The Company is the beneficiary of this policy which was issued pursuant to a Stock Purchase Agreement ("Agreement") approved by vote of the stockholders at the 1975 Annual Meeting on December 10, 1975. This Agreement was entered into between the Company and the Robert L. Parker Trust and originally provided that upon the death of Robert L. Parker, the Company would be required, at the option of the Trust, to purchase from the Trust at a discounted price the amount of Parker common stock which could be purchased with the proceeds of the policy of $7,000,000. The Company and the Trust have modified this Agreement as of August 3, 1994, so that the Company will have the option, but not the obligation, to purchase the stock at a discounted price with the proceeds. The Company may now, at its option, retain the entire proceeds of the policy upon the death of Robert L. Parker.

     As a part of the Agreement to terminate the option held by the Trust and to grant the Company a limited option to purchase stock at a discounted price, the Company has also agreed to pay a premium of $655,019 annually for a split dollar last-to-die life insurance policy on Robert L. Parker and Mrs. Robert L. Parker. Upon the deaths of Mr. Parker and Mrs. Parker, the Company will be reimbursed by the Robert L. Parker Sr. and Catherine M. Parker Family Trust from the proceeds of the policy for the full amount of the premiums paid by the Company, with interest to be paid after fiscal year 1999 at a one-year treasury bill rate. Robert L. Parker Jr., chief executive officer of the Company and son of Robert
L. Parker, will receive as a beneficiary of the Trust, one-third of the net proceeds of this policy. The face value of the policy is $13,000,000.

                                 OTHER MATTERS

MATTERS WHICH MAY COME BEFORE THE MEETING

     The Board of Directors does not intend to bring any other matters before the meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in this proxy statement properly come before the meeting, the persons named in the accompanying proxy card will vote thereon in accordance with the recommendation of the Board of Directors.

PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the 1995 Annual Meeting of Stockholders must be received at the Company's principal executive offices, 8 East Third Street, Tulsa, Oklahoma, 74103, on or before July 13, 1995.

                                            By order of the Board of Directors

                                            /s/ KATHY J. KUCHARSKI

                                            KATHY J. KUCHARSKI
                                            Secretary

Tulsa, Oklahoma
November 4, 1994

ANNUAL REPORT

     The Company has provided to each person whose proxy is being solicited a copy of its 1994 Annual Report to Stockholders. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHO REQUESTS, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES THERETO) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED AUGUST 31, 1994. Such requests should be directed to Mr. Tim Colwell, Public Relations Department, Parker Drilling Company, 8 East Third Street, Tulsa, Oklahoma 74103.

                                                                       EXHIBIT A

                            PARKER DRILLING COMPANY

                               1994 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

                            PARKER DRILLING COMPANY

                               1994 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
ARTICLE I        ESTABLISHMENT.......................................................    1
     1.1         Purpose.............................................................    1

ARTICLE II       DEFINITIONS.........................................................    1
     2.1         Affiliate...........................................................    1
     2.2         Agreement or Option Agreement.......................................    1
     2.3         Board of Directors or Board.........................................    1
     2.4         Cause...............................................................    1
     2.5         Change in Control...................................................    1
     2.6         Change in Control Price.............................................    2
     2.7         Code or Internal Revenue Code.......................................    2
     2.8         Commission..........................................................    2
     2.9         Committee...........................................................    2
     2.10        Common Stock........................................................    2
     2.11        Company.............................................................    2
     2.12        Director............................................................    2
     2.13        Disability..........................................................    2
     2.14        Disinterested Person................................................    3
     2.15        Effective Date......................................................    3
     2.16        Exchange Act........................................................    3
     2.17        Fair Market Value...................................................    3
     2.18        Grant Date..........................................................    3
     2.19        Notice Date.........................................................    3
     2.20        Option..............................................................    3
     2.21        Option Period.......................................................    3
     2.22        Option Price........................................................    3
     2.23        Participant.........................................................    3
     2.24        Plan................................................................    3
     2.25        Representative......................................................    3
     2.26        Rule 16b-3..........................................................    3
     2.27        Securities Act......................................................    4
     2.28        Spread..............................................................    4
     2.29        Termination of Directorship.........................................    4
ARTICLE III      ADMINISTRATION......................................................    4
     3.1         Committee Structure and Authority...................................    4

ARTICLE IV       STOCK SUBJECT TO PLAN...............................................    5
     4.1         Number of Shares....................................................    5
     4.2         Release of Shares...................................................    5
     4.3         Restrictions on Shares..............................................    6
     4.4         Shareholder Rights..................................................    6
     4.5         Best Efforts to Register............................................    6
     4.6         Anti-Dilution.......................................................    6

                                                                                       PAGE
                                                                                       ----
ARTICLE V        OPTION GRANTS.......................................................    7
     5.1         Eligibility.........................................................    7
     5.2         Grant and Exercise..................................................    7
     5.3         Terms and Conditions................................................    7

ARTICLE VI       CHANGE IN CONTROL PROVISIONS........................................    8
     6.1         Impact of Event.....................................................    8

ARTICLE VII      MISCELLANEOUS.......................................................    9
     7.1         Amendments and Termination..........................................    9
     7.2         General Provisions..................................................    9
     7.3         Rights with Respect to Continuance of Employment....................   10
     7.4         Options in Substitution for Options Granted
                   by Other Corporations.............................................   10
     7.5         Procedure for Adoption..............................................   10
     7.6         Procedure for Withdrawal............................................   10
     7.7         Delay...............................................................   10
     7.8         Headings............................................................   11
     7.9         Severability........................................................   11
     7.10        Successors and Assigns..............................................   11
     7.11        Entire Agreement....................................................   11

                            PARKER DRILLING COMPANY

                               1994 NON-EMPLOYEE
                         DIRECTOR STOCK INCENTIVE PLAN

                                   ARTICLE I

                                 ESTABLISHMENT

     1.1 Purpose.

     The Parker Drilling Company 1994 Director Stock Incentive Plan ("Plan") is hereby established by Parker Drilling Company ("Company"). The purpose of the Plan is to promote the overall financial objectives of the Company and its shareholders by motivating directors of the Company who are not employees to achieve long-term growth in shareholder equity in the Company and to retain the association of those individuals. The Plan and the grant of awards thereunder is expressly conditioned upon the Plan's approval by the security holders of the Company to the extent required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

                                   ARTICLE II

                                  DEFINITIONS

     For purposes of the Plan, the following terms are defined as set forth below:

     2.1 "Affiliate" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

     2.2 "Agreement" or "Option Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Option is granted to a Participant.

     2.3 "Board of Directors" or "Board" means the Board of Directors of the Company.

     2.4 "Cause" means an act or acts of dishonesty by the Participant constituting a felony under applicable law and resulting or intending to result directly or indirectly in gain to or personal enrichment of the Participant at the Company's expense. Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to him or her has been given or has been made and an opportunity for him or her, together with his or her counsel, to be heard before the Board), finding that in the good faith opinion of the Board the Participant was guilty of conduct set forth above in the first sentence hereof and specifying the particulars thereof in detail.

     2.5 "Change in Control" means the happening of any of the following events:

          (a) there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or
     (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

          (b) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or

          (c) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company or any employee benefit plan sponsored by the Company, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing an amount greater than two times the aggregate percentage held or controlled by R. L. Parker, his son R. L. Parker, Jr. and the Robert L. Parker Trust (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or

          (d) any three persons (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company or any employee benefit plan sponsored by the Company, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company whose ownership represents an amount greater than four times the aggregate percentage held or controlled by R. L. Parker, his son R. L. Parker, Jr. and the Robert L. Parker Trust (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or

          (e) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period. A Change of Control shall not be deemed to have occurred if banks or other creditors receive the Company's stock in conjunction with transactions involving forgiveness of outstanding debt or debt restructuring agreements.

          (f) at any time an individual is elected to the Board of Directors who was not nominated by the Board of Directors of the Company to stand for election.

     2.6 "Change in Control Price" means the highest price per share (a) paid in any transaction reported on the New York Stock Exchange Composite or other national exchange on which such shares are listed or on NASDAQ, or (b) paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the preceding sixty (60) day period as determined by the Committee.

     2.7 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

     2.8 "Commission" means the Securities and Exchange Commission or any successor agency.

     2.9 "Committee" means the person or persons who administer the Plan, as further described in the Plan.

     2.10 "Common Stock" means the shares of the regular voting Common Stock, $.16 2/3 par value per share, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

     2.11 "Company" means the Parker Drilling Company, a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     2.12 "Director" means each and any director who serves on the Board and who is not an officer or employee of the Company or any of its Affiliates.

     2.13 "Disability" means a permanent and total disability as determined under procedures established by the Committee for purposes of the Plan. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

     2.14 "Disinterested Person" shall have the meaning set forth in Rule 16b-3, or any successor definition adopted by the Commission.

     2.15 "Effective Date" means December 14, 1994 or such other date specified by the Board at the time the Plan is approved by the Board.

     2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2.17 "Fair Market Value" means, except as otherwise provided in this Plan, the mean, as of any given date, between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, any other national exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

     2.18 "Grant Date" means (a) with respect to a Director on the Effective Date, the first business day of the New York Stock Exchange in calendar year 1995, and (b) with respect to any person who continues as a Director or who becomes a Director after the Effective Date, the first business day of the principal exchange on which the Common Stock is traded (or, if applicable, NASDAQ) in the calendar year immediately following each annual meeting of shareholders of the Company (provided the person is a Director on such date).

     2.19 "Notice Date" means the date established by the Committee as the deadline for it to receive a Deferral Election or any other notification with respect to an administrative matter in order to be effective under this Plan.

     2.20 "Option" means the right to purchase the number of shares of Common Stock specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee imposes.

     2.21 "Option Period" means the period during which the Option shall be exercisable in accordance with the Agreement and the Plan.

     2.22 "Option Price" means the price at which the Common Stock may be purchased under an Option.

     2.23 "Participant" means any Director to whom an Option has been granted under the Plan, and in the event a Representative is appointed for a Participant or a former spouse becomes a Representative, then the term "Participant" shall mean such appointed Representative, successor Representative, or spouse as the case may be. The term shall also include any person or entity to whom an Option has been transferred, including a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, a partnership, the partners of which include any of the foregoing, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted herein. Notwithstanding the foregoing, the term "Termination of Directorship" shall mean the Termination of Directorship of the Participant.

     2.24 "Plan" means the Parker Drilling Company 1994 Director Stock Option Plan, as herein set forth and as may be amended from time to time.

     2.25 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.26 "Rule 16b-3" means Rule 16b-3, as promulgated under the Exchange Act, as amended from time to time, or any successor thereto.

     2.27 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     2.28 "Spread" means (a) prior to a Change in Control, the amount, on the relevant date, by which the Fair Market Value of Common Stock exceeds the Option Price and (b) with respect to a Change in Control, the amount by which the Change in Control Price exceeds the Option Price.

     2.29 "Termination of Directorship" means the occurrence of any act or event that actually or effectively causes or results in the person's ceasing, for whatever reason, to be a Director of the Company or of any Affiliate, including, without limitation, death, Disability, removal, severance at the election of the Participant, retirement, failure to be elected or stand for election as a Director, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                                  ARTICLE III

                                 ADMINISTRATION

     3.1 Committee Structure and Authority. The Plan shall be administered by the Committee which, except as provided herein, may be comprised of one or more persons. The Committee shall be the Compensation Committee of the Board of Directors, unless such committee does not exist or the Board establishes a committee whose sole purpose is the administration of this Plan; provided that only those members of the Compensation Committee of the Board who participate in the decision relative to Options under the Plan shall be deemed to be part of the "Committee" for purposes of the Plan. In the absence of an appointment, the Board or the portion thereof that is a Disinterested Person shall be the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan and the limitation of Rule 16b-3 so that the Plan is described therein:

          (a) to determine the terms and conditions of any Option hereunder (including, but not limited to, the Option Price and Period, any exercise restriction or limitation and any exercise acceleration or forfeiture waiver regarding any Option and the shares of Common Stock relating thereto);

          (b) to adjust the terms and conditions, at any time or from time to time, of any Option, subject to the limitations of Section 7.1;

          (c) to provide for the forms of Agreement to be utilized in connection with this Plan;

          (d) to determine whether a Participant has a Disability or a retirement;

          (e) to determine what securities law requirements are applicable to the Plan, Options, and the issuance of shares of Common Stock and to require of a Participant that appropriate action be taken with respect to such requirements;

          (f) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Options;

          (g) to interpret and make a final determination with respect to the remaining number of shares of Common Stock available under Article IV;

          (h) to require as a condition of the exercise of an Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

          (i) to determine whether and with what effect an individual has incurred a Termination of Directorship;

          (j) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

          (k) to determine the restrictions or limitations on the transfer of Common Stock;

          (l) to determine whether an Option is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

          (m) to determine the permissible methods of Option exercise and payment, including cashless exercise arrangements;

          (n) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan; and

          (o) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Options granted at different times and to different Participants.

     Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Option, may be made at the time of the grant of the Option or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.

                                   ARTICLE IV

                             STOCK SUBJECT TO PLAN

     4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Options under the Plan shall be 200,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2 Release of Shares. If any shares of Common Stock that have been optioned cease to be subject to an Option, if any shares of Common Stock that are subject to any Option are forfeited, if any Option otherwise terminates without issuance of shares of Common Stock being made to the Participant, or if any shares (whether or not restricted) of Common Stock that were previously issued under the Plan are received in connection with the exercise of an Option, such shares, in the discretion of the Committee, may again be available for distribution in connection with Options under the Plan.

     4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Option Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and
(iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

     4.4 Shareholder Rights. No person shall have any rights of a shareholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official shareholder records as having been issued or transferred. Upon exercise of the Option or any portion thereof, the Company will have thirty
(30) days in which to issue the shares, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official shareholder records, except as provided herein or in an Agreement.

     4.5 Best Efforts To Register. The Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will use its best efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Participants.

     4.6 Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company share offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under the Plan, the number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

                                   ARTICLE V

                                 OPTION GRANTS

     5.1 Eligibility. Each Director shall be eligible to be granted Options to purchase shares of Common Stock as provided in the Plan.

     5.2 Grant and Exercise. Each Director who is a Director on the Effective Date shall be granted an Option on the Grant Date to purchase 5,000 shares of Common Stock without further action by the Board or the Committee. On each Grant Date after the Effective Date each person who is a Director on such Grant Date shall be granted an Option to purchase 5,000 shares of Common Stock without further action by the Board or the Committee. If the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided further, however, that if such proration results in fractional shares of Common Stock, then such Option shall be rounded down to the nearest number of whole shares of Common Stock. Once the total number of shares received for issuance has been granted, no further shares shall be granted. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan.

     5.3 Terms and Conditions. Options shall be subject to such terms and conditions as shall be determined by the Committee and unless otherwise provided in an Agreement shall include the following:

          (a) Option Price. The Option Price of all Options shall be the Fair Market Value per share on the Grant Date.

          (b) Option Period. The Option Period of each Option shall be ten (10) years.

          (c) Exercisability. Subject to Section 6.1, Options shall be exercisable upon the earliest of the date of the Participant's death or Disability and the date that is the six-month anniversary of the Grant Date. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Option. An Option, including any Options not yet exercised and the value of the Account not yet distributed shall be forfeited if the Participant incurs a Termination of Directorship due to Cause.

          (d) Method of Exercise. A Participant desiring to exercise an Option, in whole or in part, at any time during the Option Period must give written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 5.3(e); (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price;
     (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (v) by any combination of the foregoing. No shares of Common Stock shall be issued until full payment therefor has been made.

          (e) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Agreement and the discretion of the Committee, the Company may at the request of the Participant:

              (i) lend to the Participant, with recourse, an amount equal to such portion of the Option Price as the Committee may determine; or

              (ii) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering the Option Price.

          The terms and conditions of any loan or guarantee, including the term, interest rate, and any security interest thereunder, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Option, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

          (f) Non-transferability of Options. Except as provided in an Agreement, no Option shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant's lifetime only by the Participant. Notwithstanding the foregoing, if and to the extent transferability is permitted by and exempt under Rule 16b-3 and except as otherwise provided herein or in an Agreement, every Option granted hereunder shall be freely transferable.

          (g) Cashing Out of Option; Settlement of Spread Value in Stock. On receipt of written notice of exercise any Option for which at least six months has elapsed since the Grant Date (provided that such limitation of six months shall not apply to an Option granted to a Participant who has died), the Committee may elect to cash out all or part of the portion of any Option to be exercised by paying the Participant an amount, in cash or Common Stock, equal to the Spread times the number of shares of Common Stock subject to the Option on the effective date of such cash out. Cash outs relating to Options held by a Participant who is actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable, and the Committee may determine the Spread by applying the Fair Market Value based on the highest mean sales price of the Common Stock on any exchange on which the Common Stock is listed (or NASDAQ) on any day during such "window period".

                                   ARTICLE VI

                          CHANGE IN CONTROL PROVISIONS

     6.1 Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

          (a) Any Options outstanding as of the date such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant.

          (b) Notwithstanding any other provision of the Plan, unless the Committee shall provide otherwise in an Agreement, a Change in Control is within six months of the Grant Date of the Option held by a Participant (except a Participant who has died during such six month period), such Option shall be cancelled in exchange for a payment to the Participant on the date of the Participant's Termination of Directorship equal to the Spread multiplied by the number of shares of Common Stock granted under the Option, plus interest on such amount at the prime rate determined from the date of the Change in Control to the date of the Termination of Directorship.

                                  ARTICLE VII

                                 MISCELLANEOUS

     7.1 Amendments and Termination. The Board may amend, alter, discontinue or terminate the Plan at any time, but no amendment, alteration, discontinuation or termination shall be made which would (a) reduce or impair the rights of a Participant under an Option theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (b) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in Rule 16b-3, other than to comport with changes in the Code or Rule 16b-3.

     The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Option theretofore granted without the Participant's consent, (b) no amendment shall disqualify the Plan from the exemption provided by Rule 16b-3, and (c) any amendment shall be subject to the approval or rejection of the Board.

     The Committee may amend the terms of any Option, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent, except such an amendment made to cause the Plan or Option to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Options for previously granted Options, including previously granted Options having higher Option Prices but no such substitution shall be made which would impair the rights of Participants under such Option theretofore granted without the Participant's consent. The Committee's discretion to amend the Plan or Agreement shall be limited to the Plan's constituting a plan described in Rule 16b-3.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Options which qualify for beneficial treatment under such rules without shareholder approval.

     The Board may terminate the Plan at any time.

     7.2 General Provisions.

          (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          (b) No Additional Obligation. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for Directors or employees.

          (c) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

          (d) Representation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

          (e) Controlling Law. The Plan and all Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

          (f) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

     7.3 Rights with Respect to Continuance of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment or appointment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or other relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual becoming a Participant in this Plan.

     7.4 Options in Substitution for Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become Directors of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

     7.5 Procedure for Adoption. Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its Directors as of the date specified in the board resolution.

     7.6 Procedure for Withdrawal. Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such direct or indirect subsidiary, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

     7.7 Delay. If at the time a Participant incurs a Termination of Directorship (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a shareholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a shareholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to the Plan.

     7.8 Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

     7.9 Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

     7.10 Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

     7.11 Entire Agreement. This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

     Executed on this 14th day of September, 1994.

                                        PARKER DRILLING COMPANY

                                        By:  /s/  Robert L. Parker Jr.

                                                                       EXHIBIT B

                            PARKER DRILLING COMPANY

                        1994 EXECUTIVE STOCK OPTION PLAN

                            PARKER DRILLING COMPANY

                        1994 EXECUTIVE STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
ARTICLE I       ESTABLISHMENT........................................................    1
    1.1         Purpose..............................................................    1

ARTICLE II      DEFINITIONS..........................................................    1
    2.1         Affiliate............................................................    1
    2.2         Agreement or Award Agreement.........................................    1
    2.3         Award................................................................    1
    2.4         Board of Directors or Board..........................................    1
    2.5         Cause................................................................    1
    2.6         Change in Control and Change in Control Price........................    1
    2.7         Code or Internal Revenue Code........................................    1
    2.8         Commission...........................................................    1
    2.9         Committee............................................................    2
    2.10        Common Stock.........................................................    2
    2.11        Company..............................................................    2
    2.12        Deferred Stock.......................................................    2
    2.13        Disability...........................................................    2
    2.14        Disinterested Person.................................................    2
    2.15        Effective Date.......................................................    2
    2.16        Exchange Act.........................................................    2
    2.17        Fair Market Value....................................................    2
    2.18        Grant Date...........................................................    2
    2.19        Incentive Stock Option...............................................    2
    2.20        Nonqualified Stock Option............................................    2
    2.21        Option Period........................................................    2
    2.22        Option Price.........................................................    2
    2.23        Participant..........................................................    2
    2.24        Plan.................................................................    3
    2.25        Representative.......................................................    3
    2.26        Restricted Stock.....................................................    3
    2.27        Retirement...........................................................    3
    2.28        Rule 16b-3...........................................................    3
    2.29        Securities Act.......................................................    3
    2.30        Stock Appreciation Right.............................................    3
    2.31        Stock Option or Option...............................................    3
    2.32        Termination of Employment............................................    3
ARTICLE III     ADMINISTRATION.......................................................    4
    3.1         Committee Structure and Authority....................................    4

                                                                                       PAGE
                                                                                       ----
ARTICLE IV      STOCK SUBJECT TO PLAN................................................    5
    4.1         Number of Shares.....................................................    5
    4.2         Release of Shares....................................................    5
    4.3         Restrictions on Shares...............................................    5
    4.4         Shareholder Rights...................................................    6
    4.5         Best Efforts to Register.............................................    6
    4.6         Anti-Dilution........................................................    6

ARTICLE V       ELIGIBILITY..........................................................    7
    5.1         Eligibility..........................................................    7

ARTICLE VI      STOCK OPTIONS........................................................    7
    6.1         General..............................................................    7
    6.2         Grant and Exercise...................................................    7
    6.3         Terms and Conditions.................................................    7
    6.4         Termination by Reason of Death, Disability or Retirement.............    9
    6.5         Other Termination....................................................    9
    6.6         Cashing Out of Option................................................    9

ARTICLE VII     STOCK APPRECIATION RIGHTS............................................   10
    7.1         General..............................................................   10
    7.2         Grant................................................................   10
    7.3         Terms and Conditions.................................................   10

ARTICLE         RESTRICTED STOCK.....................................................
  VIII                                                                                  11
    8.1         General..............................................................   11
    8.2         Awards and Certificates..............................................   11
    8.3         Terms and Conditions.................................................   11

ARTICLE IX      DEFERRED STOCK.......................................................   12
    9.1         General..............................................................   12
    9.2         Terms and Conditions.................................................   12

ARTICLE X       CHANGE IN CONTROL PROVISIONS.........................................   13
   10.1         Impact of Event......................................................   13
   10.2         Definition of Change in Control......................................   14
   10.3         Change in Control Price..............................................   14

                                                                                       PAGE
                                                                                       ----
ARTICLE XI      MISCELLANEOUS........................................................   15
   11.1         Amendments and Termination...........................................   15
   11.2         Unfunded Status of Plan..............................................   15
   11.3         General Provisions...................................................   15
   11.4         Mitigation of Excise Tax.............................................   16
   11.5         Rights with Respect to Continuance of Employment.....................   16
   11.6         Awards in Substitution for Awards Granted by Other Corporations......   17
   11.7         Procedure for Adoption...............................................   17
   11.8         Procedure for Withdrawal.............................................   17
   11.9         Delay................................................................   17
   11.10        Headings.............................................................   17
   11.11        Severability.........................................................   17
   11.12        Successors and Assigns...............................................   17
   11.13        Entire Agreement.....................................................   18

                            PARKER DRILLING COMPANY

                        1994 EXECUTIVE STOCK OPTION PLAN

                                   ARTICLE I

                                 ESTABLISHMENT

     I. Purpose.

     The Parker Drilling Company 1994 Executive Stock Option Plan ("Plan") is hereby established by Parker Drilling Company ("Company"). The purpose of the Plan is to promote the overall financial objectives of the Company and its shareholders by motivating those persons selected to participate in the Plan to achieve long-term growth in shareholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan and the grant of awards thereunder is expressly conditioned upon the Plan's approval by the security holders of the Company. The Plan is adopted effective as of December 14, 1994.

                                   ARTICLE II

                                  DEFINITIONS

     For purposes of the Plan, the following terms are defined as set forth below:

     2.1 "Affiliate" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

     2.2 "Agreement" or "Award Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

     2.3 "Award" means a Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock.

     2.4 "Board of Directors" or "Board" means the Board of Directors of the Company.

     2.5 "Cause" shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for Cause as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean an act or acts of dishonesty by the Participant constituting a felony under applicable law and resulting or intending to result directly or indirectly in gain to or personal enrichment of the Participant at the Company's expense. Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him or her a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to him or her has been given or has been made and an opportunity for him or her, together with his or her counsel, to be heard before the Board), finding that in the good faith opinion of the Board the Participant was guilty of conduct set forth above in the previous sentence of this Section and specifying the particulars thereof in detail.

     2.6 "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 10.2 and 10.3, respectively.

     2.7 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

     2.8 "Commission" means the Securities and Exchange Commission or any successor agency.

     2.9 "Committee" means the person or persons appointed by the Board of Directors to administer the Plan, as further described in the Plan.

     2.10 "Common Stock" means the shares of the regular voting Common Stock, $.16 2/3 par value, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

     2.11 "Company" means Parker Drilling Company, a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     2.12 "Deferred Stock" means an award made pursuant to Article IX.

     2.13 "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

     2.14 "Disinterested Person" shall have the meaning set forth in Rule 16b-3, or any successor definition adopted by the Commission and shall mean a person who is also an "outside director" under Section 162(m) of the Code.

     2.15 "Effective Date" means December 14, 1994.

     2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2.17 "Fair Market Value" means the mean, as of any given date, between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange or, if not listed on such exchange, any other national exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

     2.18 "Grant Date" means the date that as of which an Award is granted pursuant to the Plan.

     2.19 "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.20 "Nonqualified Stock Option" means an Option to purchase Common Stock in the Company granted under the Plan other than an Incentive Stock Option within the meaning of Section 422 of the Code.

     2.21 "Option Period" means the period during which the Option shall be exercisable in accordance with the Agreement and Article VI.

     2.22 "Option Price" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3.

     2.23 "Participant" means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under the Plan, and in the event a Representative is appointed for a Participant or a former spouse becomes a Representative, then the term "Participant" shall mean such appointed Representative, successor, Representative, or former spouse as the case may be. The term shall also include any person or entity to whom an Option has been transfered including a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, a partnership, the partners of which include any of the foregoing, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted herein. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the Participant.

     2.24 "Plan" means the Parker Drilling Company 1994 Executive Stock Option Plan, as herein set forth and as may be amended from time to time.

     2.25 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.26 "Restricted Stock" means an award under Article VIII.

     2.27 "Retirement" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

     2.28 "Rule 16b-3" means Rule 16b-3, as promulgated under the Exchange Act, as amended from time to time, or any successor thereto.

     2.29 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     2.30 "Stock Appreciation Right" means a right granted under Article VII.

     2.31 "Stock Option" or "Option" means an option granted under Article VI.

     2.32 "Termination of Employment" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, employee or consultant of the Company or of any Affiliate, or to be an officer, employee or consultant of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee with respect to the Company or an Affiliate, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A Termination of Employment shall occur to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                                  ARTICLE III

                                 ADMINISTRATION

     3.1 Committee Structure and Authority. The Plan shall be administered by the Committee which, except as provided herein, may be comprised of one or more persons. The Committee shall be the Compensation Committee of the Board of Directors, unless such committee does not exist or the Board establishes a committee whose sole purpose is the administration of this Plan; provided that only those members of the Compensation Committee of the Board who participate in the decision relative to Awards under the Plan shall be deemed to be part of the "Committee" for purposes of the Plan. In the absence of an appointment, the Board or the portion thereof that is a Disinterested Person shall be the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan:

          (a) to select those persons to whom Awards may be granted from time to time;

          (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Restricted Stock and Deferred Stock or any combination thereof are to be granted hereunder;

          (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto);

          (e) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 11.1;

          (f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

          (g) to determine under what circumstances an Award may be settled in cash or Common Stock.

          (h) to provide for the forms of Agreement to be utilized in connection with this Plan;

          (i) to determine whether a Participant has a Disability or a Retirement;

          (j) to determine what securities law requirements are applicable to the Plan, Awards, and the issuance of shares of Common Stock and to require of a Participant that appropriate action be taken with respect to such requirements;

          (k) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

          (l) to interpret and make a final determination with respect to the remaining number of shares of Common Stock available under Article IV;

          (m) to require as a condition of the exercise of an Award or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

          (n) to determine whether and with what effect an individual has incurred a Termination of Employment;

          (o) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

          (p) to determine the restrictions or limitations on the transfer of Common Stock;

          (q) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

          (r) to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

          (s) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

          (t) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Awards granted at different times or to different Participants.

     Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.

                                   ARTICLE IV

                             STOCK SUBJECT TO PLAN

     4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 2,400,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2 Release of Shares. Subject to Section 7.3(f), if any shares of Common Stock that have been optioned cease to be subject to an Award, if any shares of Common Stock that are subject to any Award are forfeited, if any Award otherwise terminates without issuance of shares of Common Stock being made to the Participant, or if any shares (whether or not restricted) of Common Stock that were previously issued under the Plan are received in connection with the exercise of an Award, such shares, in the discretion of the Committee, may again be available for distribution in connection with Awards under the Plan.

     4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Award Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and
(iii) the satisfaction of any applicable withholding obligation in order for the

Company or an Affiliate to obtain a deduction with respect to the exercise of an Award. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

     4.4 Shareholder Rights. No person shall have any rights of a shareholder as to shares of Common Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company's official shareholder records as having been issued or transferred. Upon exercise of the Award or any portion thereof, the Company will have thirty
(30) days in which to issue the shares, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official shareholder records, except as provided herein or in an Agreement.

     4.5 Best Efforts To Register. The Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will use its best efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Award. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Participants.

     4.6 Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company share offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Awards, and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

                                   ARTICLE V

                                  ELIGIBILITY

     5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are officers, employees and consultants of the Company or any subsidiary who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the functions and responsibilities of the person's contributions to the Company and its subsidiaries, the value of the individual's service to the Company and its subsidiaries and such other factors deemed relevant by the Committee. The Committee may designate any person who is not eligible to participate in the Plan if such person would otherwise be eligible to participate in the Plan (and members of the Committee are excluded to the extent such persons are intended as Disinterested Persons).

                                   ARTICLE VI

                                 STOCK OPTIONS

     6.1 General. The Committee shall have authority to grant Options under the Plan at any time or from time to time. Stock Options may be granted alone or in addition to other Awards and may be either Incentive Stock Options or Non-Qualified Stock Options. An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including without limitation, payment of the Option Price. During any calendar year, Options for no more than 200,000 shares of Common Stock shall be granted to any Participant.

     6.2 Grant and Exercise. The grant of a Stock Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such
Section 422.

     6.3 Terms and Conditions. Stock Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

     (a) Option Period. The Option Period of each Stock Option shall be fixed by the Committee; provided that no Non-Qualified Stock Option shall be exercisable more than fifteen (15) years after the date the Stock Option is granted. In the case of an Incentive Stock Option, the Option Period shall not exceed ten (10) years from the date of grant or five (5) years in the case of an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code). No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

     (b) Option Price. The Option Price per share of the Common Stock purchasable under an Option shall be determined by the Committee, but in no event shall the Option Price be less than 50% of the Fair Market Value on the Grant Date. If such Option is intended to qualify as an Incentive Stock Option, the Option Price per share shall be not less than the Fair Market Value per share on the date the Option is granted, or where granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), not less than one hundred ten percent (110%) of such Fair Market Value per share.

     (c) Exercisability. Subject to Section 10.1, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

     (d) Method of Exercise. Subject to the provisions of this Article VI, a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.3(e); (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (v) by any combination of the foregoing. If payment of the Option Price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the number of shares of Common Stock to be received upon such exercise equal to the number of shares of Restricted Stock or Deferred Stock used for payment of the Option Price shall be subject to the same forfeiture restrictions or deferral limitations to which such Restricted Stock or Deferred Stock was subject, unless otherwise determined by the Committee. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued until full payment therefor has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if a Stock Option is exercised using Restricted Stock or Deferred Stock, a Participant shall have all of the rights of a shareholder of the Company holding the class of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official shareholder records as having been issued or transferred.

     (e) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Agreement and the discretion of the Committee, the Company may at the request of the Participant:

          (i) lend to the Participant, with recourse, an amount equal to such portion of the Option Price as the Committee may determine; or

          (ii) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering the Option Price.

The terms and conditions of any loan or guarantee, including the term, interest rate, and any security interest thereunder, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Award, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

     (f) Non-transferability of Options. Except as provided in an Agreement, no Stock Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant. Notwithstanding the foregoing, if and to the extent transferability is permitted by and exempt under Rule 16b-3 and except as otherwise provided herein or by an Agreement, every Option granted hereunder shall be freely transferable.

     6.4 Termination by Reason of Death, Disability or Retirement. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, Disability or Retirement, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of five (5) years (or such other period or no period as the Committee may specify) immediately following the date of such death, Disability or Retirement (as applicable) or until the expiration of the Option Period, whichever period is the shorter. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     6.5 Other Termination. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment that is not due to death, Retirement, Disability or with Cause) any Stock Option held by such Participant shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of a period of two (2) years commencing with the date of such Termination of Employment or until the expiration of the Option Period, or in the case of a voluntary Termination of Employment (other than due to death, Retirement, Disability or with Cause), for a period of six (6) months commencing with the date of such Termination of Employment in the case of a voluntary Termination of Employment or until the expiration of the Option Period, whichever is less. If the Participant incurs a Termination of Employment which is with Cause, the Option shall terminate immediately. The death, Disability or Retirement of a Participant after a Termination of Employment otherwise provided herein shall not extend the exercisability of the time permitted to exercise an Option.

     6.6 Cashing Out of Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Stock Option to be exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash out. Cash outs relating to Options held by Participants who are actually or potentially subject to
Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable, and, in the case of cash outs of Non-Qualified Stock Options held by such Participants, the Committee may determine Fair Market Value under the pricing rule set forth in Section 7.3(b).

                                  ARTICLE VII

                           STOCK APPRECIATION RIGHTS

     7.1 General. The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefor in shares of the Common Stock, cash or a combination thereof as herein provided, the amount described in
Section 7.3(b).

     7.2 Grant. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan in which case the exercise of the Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option and the exercise of the Stock Option will result in the cancellation of a corresponding portion of the Stock Appreciation Right. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right may also be granted on a stand alone basis. The grant of a Stock Appreciation Right shall occur as of the date the Committee determines. Each Stock Appreciation Right granted under this Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in the Plan. During any calendar year, no more than 200,000 Stock Appreciation Rights shall be granted to any Participant.

     7.3 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

          (a) Period and Exercise. The term of a Stock Appreciation Right shall be established by the Committee. If granted in conjunction with a Stock Option, the Stock Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Stock Options would be exercisable in accordance with the provisions of Article VI. A Stock Appreciation Right which is granted on a stand alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement. Stock Appreciation Rights shall be exercised by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.

          (b) Amount. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or both as determined by the Committee or as otherwise permitted in an Agreement equal in value to the excess of the Fair Market Value per share of Common Stock over the Option Price per share of Common Stock specified in the related Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right granted on a stand alone basis, the Agreement shall specify the value to be used in lieu of the Option Price per share of Common Stock. The aggregate Fair Market Value per share of the Common Stock shall be determined as of the date of exercise of such Stock Appreciation Right.

          (c) Special Rules. In the case of Stock Appreciation Rights relating to Stock Options held by Participants who are actually or potentially subject to Section 16(b) of the Exchange Act:

              (i) The Committee may require that such Stock Appreciation Rights be exercised only in accordance with the applicable "window period" provisions of Rule 16b-3;

              (ii) The Committee may provide that the amount to be paid upon exercise of such Stock Appreciation Rights (other than those relating to Incentive Stock Options) during a Rule 16b-3 "window period" shall be based on the highest mean sales price of the Common Stock on the principal exchange on which the Common Stock is traded, NASDAQ or other relevant market for determining value on any day during such "window period"; and

              (iii) no Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the Participant prior to the expiration of the six-month period.

          (d) Non-transferability of Stock Appreciation Rights. Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under the Plan unless otherwise provided in an Agreement.

          (e) Termination. A Stock Appreciation Right shall terminate at such time as a Stock Option would terminate under the Plan, unless otherwise provided in an Agreement.

          (f) Effect on Shares Under the Plan. To the extent required by Rule 16b-3, upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4.2 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares of Common Stock covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

          (g) Incentive Stock Option. A Stock Appreciation Right granted in tandem with an Incentive Stock Option shall not be exercisable unless the Fair Market Value of the Common Stock on the date of exercise exceeds the Option Price. In no event shall any amount paid pursuant to the Stock Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the Option Price.

                                  ARTICLE VIII

                                RESTRICTED STOCK

     8.1 General. The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares of Restricted Shares to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate (including a division or department of the Company or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to any Participant.

     8.2 Awards and Certificates. Notwithstanding the limitations on issuance of shares of Common Stock otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     8.3 Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

          (a) Limitations on Transferability. Subject to the provisions of the Plan and except as provided in an Agreement, during a period set by the Committee, commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in shares of Restricted Stock.

          (b) Rights. Except as provided in Section 8.3(a), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class of

     Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the class of Common Stock that is the subject of the Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock, and dividends on the class of Common Stock that is the subject of the Restricted Stock payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock on which such dividend was paid.

          (c) Criteria. Based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

          (d) Forfeiture. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Stock. Except to the extent otherwise provided in the applicable Agreement and the Plan, upon a Participant's Termination of Employment for any reason during the Restriction Period other than death or Disability, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant's shares of Restricted Stock.

          (e) Delivery. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the Participant.

          (f) Election. A Participant may elect to further defer receipt of the Restricted Stock for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made one (1) year prior to completion of the Restriction Period.

                                   ARTICLE IX

                                 DEFERRED STOCK

     9.1 General. The Committee shall have authority to grant Deferred Stock under the Plan at any time or from time to time. Shares of Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period (the "Deferral Period") prior to which the Common Stock will be delivered, and the conditions under which receipt of the Common Stock will be deferred and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate, including a division or department of the Company or an Affiliate for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Deferred Stock Awards need not be the same with respect to any Participant.

     9.2 Terms and Conditions. Deferred Stock Awards shall be subject to the following terms and conditions:

          (a) Limitations on Transferability. Subject to the provisions of the Plan and except as provided in an Agreement, Deferred Stock Awards, or any interest therein, may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 9.2(e), where applicable), the Committee may elect to deliver Common Stock, cash equal to the Fair Market Value of such Common Stock or a combination of cash and Common Stock, to the Participant for the shares covered by the Deferred Stock Award.

          (b) Rights. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the Common Stock that is the subject of the Deferred Stock Award shall be automatically deferred and reinvested in additional Deferred Stock, and dividends on the Common Stock that is the subject of the Deferred Stock Award payable in Common Stock shall be paid in the form of Deferred Stock of the same class as the Common Stock on which such dividend was paid.

          (c) Criteria. Based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award and waive the deferral limitations for all or any part of such Award.

          (d) Forfeiture. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Deferral Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Deferred Stock. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant's Termination of Employment for any reason during the Deferral Period other than death or Disability, the rights to the shares still covered by the Award shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such Participant's Deferred Stock.

          (e) Election. A Participant may elect to further defer receipt of the Deferred Stock payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at one (1) year prior to completion of the Deferral Period for the Award.

                                   ARTICLE X

                          CHANGE IN CONTROL PROVISIONS

     10.1 Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (as defined in Section 10.2):

          (a) Any Stock Appreciation Rights and Stock Options outstanding as of the date such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

          (b) The restrictions and deferral limitations applicable to any Restricted Stock and Deferred Stock shall lapse, and such Restricted Stock and Deferred Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

          (c) Notwithstanding any other provision of the Plan, unless the Committee shall provide otherwise in an Agreement, a Participant shall have the right, whether or not the Award is fully exercisable or may be otherwise realized by the Participant, by giving notice during the 60-day period from and after a Change in Control to the Company, to elect to surrender all or part of the Award to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the "Change in Control Price" (as defined in Section 10.3) per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the Award per share of Common Stock under the Award (the "Spread") multiplied by the number of shares of Common Stock granted under the Award as to which the right granted hereunder shall have been exercised; provided, however, that if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of the Award held by a Participant (except a Participant who has died during such six month period) who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act), such Award shall be cancelled in exchange for a payment to the Participant at the time of the Participant's Termination of Employment, equal to the Spread multiplied by the number of shares of Common Stock granted under the Award, plus interest on such amount at the prime rate compounded annually and determined from time to time. With respect to any Participant who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act), the 60-day period shall be extended, if necessary, to include the "window period" of Rule 16(b)-3 which first commences on or after the date of the Change in Control, and the Committee shall have sole discretion, if necessary, to approve the Participant's exercise hereunder and the date in which the Spread is calculated may be adjusted, if necessary, to a later date if necessary to avoid liability to such Participant under Section 16(b).

     10.2 Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

          (a) there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or
     (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

          (b) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or

          (c) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company or any employee benefit plan sponsored by the Company, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing an amount greater than two times the aggregate percentage held or controlled by R.L. Parker, his son R.L. Parker, Jr. and the Robert L. Parker Trust (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or

          (d) any three persons (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company or any employee benefit plan sponsored by the Company, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company whose ownership represents an amount greater than four times the aggregate percentage held or controlled by R. L. Parker, his son R. L. Parker, Jr. and the Robert L. Parker Trust (and apart from rights accruing in special circumstances) having the right to vote in election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or

          (e) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period. A Change of Control shall not be deemed to have occurred if banks or other creditors receive the Company's stock in conjunction with transactions involving forgiveness of outstanding debt or debt restructuring agreements.

          (f) at any time an individual is elected to the Board of Directors who was not nominated by the Board of Directors of the Company to stand for election.

     10.3 Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or a Corporate Transaction, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common

Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

                                   ARTICLE XI

                                 MISCELLANEOUS

     11.1 Amendments and Termination. The Board may amend, alter, discontinue or terminate the Plan at any time, but no amendment, alteration, discontinuation or termination shall be made which would (a) impair the rights of a Participant under a Stock Option, Stock Appreciation Right, Restricted Stock Award or Deferred Stock Award theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (b) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

     The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Award theretofore granted without the Participant's consent, (b) no amendment shall disqualify the Plan from the exemption provided by Rule 16b-3, and (c) any amendment shall be subject to the approval or rejection of the Board.

     The Committee may amend the terms of any Award or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent, except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Stock Options or Stock Appreciation Rights for previously granted Stock Options, including previously granted Stock Options or Stock Appreciation Rights having higher Option Prices but no such substitution shall be made which would impair the rights of Participants under such Stock Option or Stock Appreciation Right theretofore granted without the Participant's consent.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

     11.2 Unfunded Status of Plan. It is intended that the Plan be an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

     11.3 General Provisions.

          (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          (b) No Additional Obligation. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

          (c) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

          (d) Reinvestment. The reinvestment of dividends in additional Deferred or Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available for such reinvestment (taking into account then outstanding Options and other Awards).

          (e) Representation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

          (f) Controlling Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

          (g) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

     11.4 Mitigation of Excise Tax. If any payment or right accruing to a Participant under this Plan (without the application of this Section 11.4), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 11.4 shall apply with respect to any person only if after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only federal income taxes.

     11.5 Rights with Respect to Continuance of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual becoming a Participant in this Plan.

     11.6 Awards in Substitution for Awards Granted by Other Corporations. Awards may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers, directors or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

     11.7 Procedure for Adoption. Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

     11.8 Procedure for Withdrawal. Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such direct or indirect subsidiary, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant.

     11.9 Delay. If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, or the period for exercise of a Stock Appreciation Right as provided in the Agreement, whichever is shorter. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a shareholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a shareholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to the Plan.

     11.10 Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

     11.11 Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

     11.12 Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

     11.13 Entire Agreement. This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of the Agreement shall control.

     Executed on this 14th day of September, 1994.

                                        PARKER DRILLING COMPANY

                                        By  /s/  Robert L. Parker Jr.

                           PARKER DRILLING COMPANY

         PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 14, 1994

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints ROBERT L. PARKER and WILLIAM W. PRITCHARD, or either of them, as proxies and attorneys with several powers of substitution, hereby revoking any prior Proxy, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Parker Drilling Company, December 14, 1994, or at any adjournment(s) thereof, and thereat to vote all of the shares of Common Stock standing in the name of the undersigned upon the following matters:

                              (See reverse side)


    IF THE PROXY CARD IS SIGNED AND RETURNED TO THE COMPANY      /X/ PLEASE MARK
                   WITHOUT DIRECTION ON ANY MATTER,                   YOUR VOTES
       THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS IN            AS THIS
                          EACH SUCH CASE.



   ____________                        Please Mark your Choice By
      COMMON                           Filling in the Box / / in Blue
                                       or Black Ink.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1,2, 3 AND 4.

                                                                    WITHHOLD
                                                                    VOTE FOR
                                              FOR                   NOMINEE
Item 1 - Election of Class II Director:       / /                     / /
Earnest F. Gloyna


                                              FOR      AGAINST    ABSTAIN
Item 2 - Proposal to approve the 1994 Non-    / /        / /        / /
Employee Director Stock Option Plan.

Item 3 - Proposal to approve the 1994         / /        / /        / /
Executive Stock Option Plan.

Item 4 - Proposal to ratify the selection     / /        / /        / /
of Coopers & Lybrand as independent
accountants for the Company's 1995 fiscal year.

Item 5 - In their discretion, the Proxies are authorized to vote upon such other and further business as may be brought before the meeting or any adjournments thereof.


The undersigned has received the Notice of Meeting and the Proxy Statement dated Novemeber 4, 1994, and the Annual Report to Stockholders for 1994.

Signature(s) exactly as your name appears hereon. (Note: In the case of joint ownership, each such owner should sign. Executors, guardians, trustees, etc. should add their title as such and where more than one executor, etc., is named, a majority must sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer.)






Signature(s)______________________________________    Date ___________, 1994